MESSAGE FROM THE CHAIRMAN

DEAR FELLOW SHAREHOLDERS:
     1995 was an excellent year for nearly all financial assets. Just about everything that could have gone right ... did.
     Inflation remained well contained with the Consumer Price Index (CPI) increasing less than 3 percent for the fourth consecutive year.
     Much of the pain that investors endured during 1994, when the Federal Reserve raised interest rates seven times to slow down the economy and keep inflation at bay, is but a distant memory. Indeed, the Federal Reserve did an excellent job guiding the economy to a much publicized soft landing, thereby successfully prolonging the current economic expansion.
     Once investors recognized that inflation fears were unfounded, both the bond and stock markets responded with strong rallies.
     What is more important, corporate America continued to post strong earnings gains benefiting from moderate growth in the economy, cost cutting and improved productivity.
     It is remarkable, however, that going into 1995 the "chicken littles" of the world had all sorts of reasons to doubt that the financial markets would recover. Such skepticism reinforces my belief that it is difficult to predict the direction of the market on a weekly, monthly or even annual basis. Our experience has been that the market rewards those investors that truly take a long-term approach.
     For the year ended December 31, 1995, The Balanced Return Fund was a strong performer. The net asset value (NAV) of its A Shares increased 27.18 percent, outperforming the average balanced fund, which returned 25.19(1) percent. The Nifty Fifty Fund A Shares posted a 28.21 percent increase in NAV and The Pasadena Growth Fund A Shares' NAV advanced 27.16 percent. Both of these funds slightly lagged the average growth fund, which returned 30.80(1) percent for the year, but overall the returns are very gratifying. Complete standard performance figures on all Share Classes of The Pasadena Group of Mutual Funds are listed on pages 7, 9 and 11.
     So the obvious question at this point is, "what's next?" First and foremost, we remain faithful to our tried and true strategy of being long-term investors in a diversified portfolio of steady growth companies.



(1) As reported by Lipper Analytical Services

Line chart illustrating inflation vs. S&P Stock Index P/E ratio from 1950 through 1995.

Inflation vs. S&P 500 Stock Index Price/Earnings Ratio -- 1950 through 1995(2)

                                     [GRAPH]

                  YEAR    INFLATION                PRICE/EARNINGS
                  1950       5.79%                       7.15
                  1951       5.87%                       8.57
                  1952       0.88%                      10.57
                  1953       0.62%                       9.77
                  1954      -0.50%                      11.75
                  1955       3.70%                      12.59
                  1956       2.86%                      13.24
                  1957       3.02%                      12.73
                  1958       1.76%                      16.33
                  1959       1.50%                      17.32
                  1960       1.48%                      16.98
                  1961       0.67%                      21.67
                  1962       1.22%                      17.39
                  1963       1.65%                      18.19
                  1964       1.08%                      18.62
                  1965       1.92%                      17.92
                  1966       3.35%                      15.15
                  1967       3.04%                      17.48
                  1968       4.72%                      17.66
                  1969       6.11%                      16.48
                  1970       5.49%                      15.69
                  1971       3.36%                      18.49
                  1972       3.41%                      18.20
                  1973       8.80%                      14.22
                  1974      12.20%                       8.94
                  1975       7.01%                      10.99
                  1976       4.81%                      11.25
                  1977       6.77%                       9.29
                  1978       9.03%                       8.33
                  1979      13.31%                       7.43
                  1980      12.40%                       8.01
                  1981       8.94%                       8.41
                  1982       3.87%                       8.83
                  1983       3.80%                      12.50
                  1984       3.95%                       9.99
                  1985       3.77%                      11.75
                  1986       1.13%                      14.66
                  1987       4.41%                      16.24
                  1988       4.42%                      11.18
                  1989       4.65%                      12.73
                  1990       6.11%                      13.36
                  1991       3.06%                      16.77
                  1992       2.90%                      17.63
                  1993       2.75%                      17.12
                  1994       2.67%                      14.65
                  1995       2.54%                      14.97

Price/earnings source: Goldman Sachs    Inflation source: Ibbotson and
                                                          Associates

(2) 1995 Price/Earnings ratio information is based on 1995 earnings estimates

As I survey the economic landscape, however, many of the elements that contributed to 1995's solid performance continue to emit positive signals.
     Currently, the news on inflation is encouraging. Consensus estimates indicate that 1996 should provide moderate to low inflation.
     Consistently low inflation facilitates long-term business planning, as people worry less about the purchasing power of the dollar eroding. As a result, the price investors are willing to pay for each dollar of earnings, or in the vernacular of investment folks, the price to earnings ratio (P/E), is highly dependent on the outlook for inflation (please refer to chart on page 1). Historically P/Es have been negatively correlated with inflation.
For time periods when inflation is high, it is not unusual to see the average S&P 500(1) company selling for a single digit P/E ratio. Conversely, when inflation is low investors are willing to pay P/Es in the mid-to-high teens.
In fact, there are some exceptional periods when P/Es can rise above 20 for the average company.
     Given this historical context and our estimates for the level of earnings for the S&P 500 in 1996, we do not believe the stock market is currently overvalued.
     The second element we consider of primary importance when evaluating the stock market is earnings growth. After several years of above-average growth, the earnings of the average company in the S&P 500 appear to be slowing. In fact, the cumulative growth of corporate profits, as measured by the Dow Jones Equity Market Index for the third quarter of 1995, slowed to only 5 percent. Compare this to the 15 percent growth experienced in the second quarter and the 48 percent growth achieved in the first quarter of 1995. I believe the companies in your fund portfolios should be able to deliver steady earnings growth which we currently estimate to be in the annualized range of 15 to 20 percent throughout this slowing environment.
     What is more encouraging is that investors are clearly recognizing this trend and are emphasizing steady growth companies. If you look at the price activity in the Dow Jones Industrial Average over the past six months, there is a distinct divergence in performance between steady growth companies and cyclical companies. As a result, the steady growth companies held in your portfolios, such as Procter & Gamble and Philip Morris, have gained more than 20 percent. By contrast, cyclical companies such as International Paper and Caterpillar are down more than 10 percent. To us, this is a clear signal from the market that the expectation is for companies' earnings growth to begin to slow.
     In summary, with profits slowing down we believe that picking the right companies, as opposed to being in a specific sector, will be the greatest challenge for investors in 1996. This is an attractive environment for our fundamental analysis and emphasis on strong, steady businesses to bear fruit.
     In the MESSAGE FROM PORTFOLIO MANAGEMENT, you'll find details on the investment decisions that affected our portfolios and our strategy for the upcoming year.
     Thank you for the loyalty you have shown to The Pasadena Group of Mutual Funds. As an investor right along with you in each of the Funds, I share your desire for superior performance over the long term, and I want to assure you we are totally committed to that objective.


/S/ Roger Engemann

Roger Engemann
Chairman of the Board and President

February 16, 1996

(1)THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX WHICH ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. EQUITY MARKET FOR LARGER CAPITALIZATION STOCKS. THE S&P 500 STOCK INDEX DOES NOT REFLECT ANY OPERATING EXPENSES.

MESSAGE FROM PORTFOLIO MANAGEMENT

MANAGEMENT BACKGROUND

     Roger Engemann Management Co., Inc. (REMC), manager of The Pasadena Group of Mutual Funds, is a subsidiary of Roger Engemann & Associates, Inc. (REA), a leading investment managment firm. REA was established in 1969 and specializes in the management of private equity portfolios, generally with account minimums of $1 million. REMC was established in 1985.
     JIM MAIR and JOHN TILSON direct the Portfolio Management team for the overall Engemann organization. They have been with REA since 1983 and have managed each of the Funds since their inception.
     Jim and John are both Chartered Financial Analysts and Chartered Investment Counselors. Together they have more than 50 years of professional investment experience. They use a consultative team approach to managing our Funds, enabling them to bypass the risk of having all investment decisions made by one individual as well as the potential delays involved when decisions must be made by committee consensus. Jim and John spend a significant amount of their time in face-to-face meetings with the management of the companies they follow. As a result, their investment conclusions are based on timely, direct information.

----------
     The Pasadena Group of Mutual Funds has a history of investing in stable, growing businesses. The Funds favor companies that have demonstrated the unusual ability to grow their earnings steadily in various economic environments. This characteristic is attractive to investors, especially in a slowing economy.
     Much of our analysis surrounds fundamental bottom-up scrutiny of the underlying business. We continually evaluate the competitive and financial strength of the companies we own and the worldwide events that are likely to alter demand patterns for the companies' products. Our philosophy is long term in nature, for we believe a diversified portfolio of strong businesses is likely to outperform all other asset classes in the long run.
     In general, we are pleased with the performance of the stocks in the Funds'
portfolios for the year ended December 31, 1995.   Most of the companies in the
portfolios achieved the earnings growth we expected and some exceeded our estimates. However, there were also some companies that disappointed us. What follows is a discussion of themes that impacted the Funds' portfolios during 1995 and an overview on how the Funds are positioned for the upcoming year.

RETAIL
     One area that hampered Fund performance during the year was the retail sector. Although the economy continued to expand, retailers behaved as if the country was in a recession. Simply put, there are too many retail stores. Combine this with the ill effects of President Clinton's retroactive tax and increasing levels of consumer debt, and you have a less than favorable climate. The bankruptcies of a number of retailers during the year serve as ample evidence of this difficult environment. True, these events are painful in the short term, but we believe that over the long term this is a healthy process which will strengthen the competitive position of the surviving companies.
     During the year we took a number of steps to align the Funds' portfolios to better reflect this retail climate. We sold retailers such as Toys "R" Us, Lowe's and Brinker that were having a difficult time meeting our earnings projections.

TECHNOLOGY
     Although the Funds were underweighted in technology for most of the year, each Fund did own a number of technology stocks which contributed to overall performance. But first a word on diversification. To us, diversification is the heart and soul of investing. Therefore portfolios will never be extremely overweighted in any particular segment of the market. This is especially true of technology stocks which have a volatile history. That being said, the Funds had strong gains in both Intel and Microsoft. In addition, during the year we initiated new Fund positions in Cisco Systems, Hewlett-Packard and Oracle.
     We would emphasize that we remain faithful to our underlying philosophy of selecting stocks. That is, we continue to favor those companies that dominate their respective market categories, have an advantage considered sustainable, expect above-average consistent growth in revenues and earnings and possess strong potential for growth in overseas markets. We would say the technology stocks found in the Funds' portfolios possess these characteristics.
     Cisco Systems, for example, is a dominant supplier of networking switches that maintains the No. 1 or 2 market share position for most of its products. The company is benefiting from the trend of corporate America's buildout of computer networks and the telecommunications industry's expansion of wireless communication capabilities. In addition to outstanding growth opportunities in the U.S., the company derives more than 40 percent of its revenues from overseas markets.

HEALTH CARE
     Among the sectors that performed particularly well during the year was health care. In a way, this was one of the most satisfying as well. For a long time we have believed that health care provides excellent investment opportunities. Pharmaceutical companies, for example, are exactly the type of companies we traditionally favor. These are stable growth businesses that have good international opportunities and, what is most important, many of the companies' products are insulated from competition through patents. During 1992 and 1993 the market disregarded these favorable characteristics and focused on Washington's initiatives to lower health-care costs. Consequently, the Funds endured a difficult period. In 1995, however, the market once again recognized the superior characteristics of these companies and health-care stocks had a tremendous run. Strong performers included Fund holdings Merck, Pfizer, Johnson & Johnson and Medtronic.

CONSUMER STAPLES
     Fear that a slowing economy would cause cyclical companies to report disappointing earnings compelled investors to bid up the price on consumer staple companies that are perceived to be steady growers. As a result, the Funds had solid showings from some of our long-term core holdings such as Philip Morris, McDonald's, PepsiCo, Coca-Cola and Gillette.

FINANCIALS
     Another of the standout sectors for the Funds was the financial group. Lower interest rates and consolidation in banks enabled this group to post strong gains. Among the issues that performed strongly were Wells Fargo, First Interstate and NationsBank. The Funds also have holdings in Fannie Mae and Freddie Mac. While getting an added boost from falling interest rates, these mortgage agencies continued to achieve consistent growth and stable margins. Both of these issues were among the Funds' top performers as well.

OUTLOOK
     Going into 1996, many of the attributes which contributed to 1995's strong market are still in place. Inflation is well contained. 1996 is expected to be the sixth consecutive year with moderate to low inflation. Low inflation and a slowing economy should provide impetus for the Federal Reserve to continue to lower interest rates. Finally, we believe the earnings growth of the companies in Fund portfolios should remain consistent. We are excited about 1996 because we believe the steady earnings growth companies in our portfolio should achieve earnings growth that is superior to the average company. This hasn't been true over the last several years, as many cyclical companies posted strong earnings, benefiting from a prolonged economic expansion and cost cutting. However, we are beginning to see signs of earnings slowing for the average company in the S&P 500 Stock Index. It is in this environment that the steady growth companies found in the portfolio of each of The Pasadena Group of Mutual Funds should shine.


/s/ James E. Mair                  /s/ John S. Tilson

James E. Mair                      John S. Tilson
Managing Directors/Portfolio Management

February 16, 1996

THE PASADENA GROWTH FUND

The Pasadena Growth Fund's objective is to achieve long-term capital appreciation by investing in common stocks with rapidly growing earnings per share. The Fund invests in stocks of various market capitalizations.
     The Pasadena Growth Fund's A Share NAV increased 27.16 percent during the year ended December 31, 1995(1). This compares with the S&P 500 Index which gained 37.47 percent, and the average growth fund, as reported by Lipper Analytical Services, which advanced 30.80 percent.
     Much of the Fund's underperformance can be attributed to two factors: overweighting in the retail sector and modest representation, for most of the year, in the technology sector.
     Among the Fund's disappointing performers in the retail sector were TOYS "R" US, INC., BRINKER INTERNATIONAL, INC. AND LOWE'S COMPANIES, INC. Because of an extremely competitive retail environment, these companies had a difficult time meeting our growth estimates. As a result, these companies were eliminated from the Fund. Because we expect this challenging retail climate to continue in the near term, we reduced exposure to this sector by selling many of the Fund's smaller retailers as well.
     Historically, technology stocks have been plagued with shorter product cycles and lower predictability in earnings than the types of companies we typically favor. We therefore have traditionally approached technology stocks conservatively in The Pasadena Group of Mutual Funds.
     Once we concluded the growth drivers for technology were firmly in place and this would be one of the fastest growing areas in the economy over the next three to five years, we did increase the Fund's technology weighting. Our efforts were deliberate and cautious as we sought to identify companies that possess characteristics we believe enable them to grow consistently over the long haul. During the year, a number of new technology companies were added to the Fund's holdings, several of which meaningfully contributed to overall performance for the year, including CISCO SYSTEMS, LINEAR TECHNOLOGY CORPORATION, and ORACLE SYSTEMS. That being said, technology did produce several disappointments as well. Among them was SILICON GRAPHICS, whose stock price declined when the company cautioned investors that expectations were too high.
     Reviewing the Growth Fund's ten largest holdings, most of the companies performed well. The perception that the economy was slowing, which would result in companies having a tougher time meeting their earnings projections, caused investors to favor consumer staple companies. These companies are expected to post consistent earnings growth. Four of the Fund's top ten holdings--THE GILLETTE COMPANY, PEPSICO, INC., PFIZER INC. and THE COCA-COLA COMPANY-- benefited from this trend and were all strong performers. Lower interest rates and consolidation in banking spurred WELLS FARGO & COMPANY, FEDERAL NATIONAL MORTGAGE ASSOCIATION and FEDERAL HOME LOAN MORTGAGE CORPORATION to new highs. Although REUTERS HOLDINGS PLC ADS B and THE WALT DISNEY COMPANY both posted solid gains for the year, their performance lagged somewhat. Reuters experienced a temporary slowdown in revenues because of the ongoing consolidation in the financial services sector. Disney, on the other hand, may have been affected by its proposed merger with Capital Cities/ABC as investors contemplated the success of the combined entity. Finally, THE HOME DEPOT, INC. showed a small gain for the year, consistent with the difficulties in the retail sector.
     In addition to high quality, blue chip companies the Growth Fund has approximately 25 to 30 percent of its assets invested in small cap and midcap stocks. Similar to the large cap portion of this portfolio, the small cap and midcap holdings of the Fund represent companies we believe dominate their markets and can grow consistently. IDEXX LABORATORIES, INC., for example, is a leader in diagnostic products for veterinary food and environmental testing applications. The company has been posting dynamic growth and was one of the Fund's best performers. Another star performer was MAXIM
INTEGRATED PRODUCTS, INC. Strong demand for the company's analog integrated circuits fueled growth.

(1) See Average Annual Total Returns table on page 7

THE PASADENA GROWTH FUND

     With smaller companies comes greater risk that they will not meet expectations. As a result, several companies in this portion of the portfolio proved to be disappointments including AVID TECHNOLOGY and BEST BUY CO, INC. Both companies were sold for a loss when it became evident that the outlook for their long-term prospects had deteriorated. We would emphasize, however, that we believe that small cap and midcap companies are an important part of a diversified growth portfolio. As such, we believe the risks associated with smaller companies are worthwhile, given the potential rewards.
     Although much of the Funds' assets are concentrated in large multinationals based in the United States, the Fund also has approximately 11 percent invested in foreign stocks. Italian-based LUXOTTICA GROUP S.p.A., the dominant supplier of eyeglass frames in the world, was among the Funds top performers. During the year, the Fund also initiated several new positions including P.T. TELEKOMUNIKASI INDONESIA (PERSERO) ADS, the principal provider of telecommunication services in Indonesia, and U.K.-based INVESCO PLC, one of the world's largest independent investment management groups.
     Looking ahead into 1996, we remain optimistic. Moderate economic growth and low inflation provide an opportunity for the stocks in this portfolio to perform well.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         -------------------------------

                         1 Year         5 Years        Since Inception
----------------------------------------------------------------------
A Shares(2) (INCEPTION: 6/24/86)
          NAV            27.16%         14.60%         11.58%
          POP            20.14%         13.31%         10.92%
----------------------------------------------------------------------
B Shares(3) (INCEPTION DATE 1/3/94)
          CDSC           21.26%         N/A            8.38%
          No CDSC        26.26%         N/A            10.22%
----------------------------------------------------------------------
C Shares(4) (INCEPTION DATE 1/3/94)
                         26.26%         N/A            10.22%


(1) Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions.
(2) "Public Offering Price" total returns include the effect of the maximum front-end 5.50% sales charge. "Net Asset Value" total returns do not include the effect of that sales charge.
(3) "CDSC" total returns include the effect of the 5.00% or 4.00% contingent deferred sales charge applicable to redemptions of B Shares during the first or second year after purchase. "No CDSC" total returns assume no redemption at the end of the period.
(4) C Shares are not subject to any front-end or contingent deferred sales charge.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


PIE CHART ILLUSTRATING THE LARGEST SECTOR HOLDINGS (AS A PERCENT OF TOTAL ASSETS) OF THE PASADENA GROWTH FUND
-------------------------------------------------------------------------

     Other 5%
     Consumer Staples 24%
     Industrial Equipment & Services 4%
     Foreign 11%
     Technology 23%
     Consumer Cyclicals 21%
     Financials 12%

SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE S&P 500 INDEX AS DETERMINED BY CALLAN & ASSOCIATES.


             LINE CHART ILLUSTRATING A COMPARISON OF THE CHANGE IN VALUE
             OF A $10,000 INVESTMENT IN THE PASADENA GROWTH FUND A SHARES(5) AND THE S&P 500 STOCK INDEX FROM INCEPTION(6) THROUGH 12/31/95.
             --------------------------------------------------------------

                               Fund After           S&P 500
                           Maximum Sales Load     Stock Index
                           ------------------     -----------

               6/24/86(6)        $10,000            $10,000
               6/30/86            $9,707            $10,159
               7/31/86            $9,218             $9,593
               8/31/86            $9,145            $10,303
               9/30/86            $8,662             $9,453
              10/31/86            $9,017             $9,997
              11/30/86            $8,888            $10,236
              12/31/86            $8,580             $9,976
               1/31/87            $9,844            $11,317
               2/28/87           $10,660            $11,757
               3/31/87           $10,894            $12,096
               4/30/87           $10,145            $11,987
               5/31/87            $9,961            $12,089
               6/30/87           $10,016            $12,697
               7/31/87           $10,304            $13,339
               8/31/87           $10,427            $13,835
               9/30/87            $9,918            $13,532
              10/31/87            $7,309            $10,627
              11/30/87            $6,757             $9,754
              12/31/87            $7,598            $10,495
               1/31/88            $7,868            $10,952
               2/28/88            $8,525            $11,210
               3/31/88            $8,997            $11,093
               4/30/88            $9,126            $11,230
               5/31/88            $8,868            $11,301
               6/30/88            $9,691            $11,823
               7/31/88            $9,580            $11,797
               8/31/88            $9,463            $11,379
               9/30/88           $10,028            $11,865
              10/31/88           $10,132            $12,210
              11/30/88            $9,856            $12,016
              12/31/88           $10,317            $12,230
               1/31/89           $11,176            $13,136
               2/28/89           $11,151            $12,793
               3/31/89           $11,532            $13,099
               4/30/89           $12,508            $13,794
               5/31/89           $13,195            $14,319
               6/30/89           $12,968            $14,247
               7/31/89           $14,330            $15,545
               8/31/89           $15,012            $15,829
               9/30/89           $14,864            $15,768
              10/30/89           $14,085            $15,410
              11/30/89           $14,324            $15,707
              12/31/89           $14,211            $16,087
               1/31/90           $12,740            $15,029
               2/28/90           $13,003            $15,198
               3/31/90           $13,833            $15,611
               4/30/90           $13,556            $15,238
               5/31/90           $15,297            $16,683
               6/30/90           $15,790            $16,581
               7/31/90           $15,223            $16,542
               8/31/90           $13,199            $15,035
               9/30/90           $11,849            $14,315
              10/31/90           $11,599            $14,268
              11/30/90           $12,754            $15,168
              12/31/90           $13,565            $15,593
               1/31/91           $15,132            $16,288
               2/28/91           $16,605            $17,425
               3/31/91           $17,800            $17,860
               4/30/91           $17,753            $17,914
               5/31/91           $18,760            $18,652
               6/30/91           $17,368            $17,809
               7/31/91           $18,760            $18,655
               8/31/91           $19,935            $19,071
               9/30/91           $19,861            $18,755
              10/31/91           $20,009            $19,026
              11/30/91           $19,347            $18,241
              12/31/91           $22,766            $20,322
               1/31/92           $22,969            $19,969
               2/28/92           $23,810            $20,205
               3/31/92           $22,550            $19,818
               4/30/92           $22,075            $20,419
               5/31/92           $21,994            $20,490
               6/30/92           $21,086            $20,186
               7/31/92           $21,818            $21,031
               8/31/92           $21,574            $20,580
               9/30/92           $21,574            $20,818
              10/31/92           $21,967            $20,916
              11/30/92           $23,390            $21,599
              12/31/92           $23,277            $21,870
               1/31/93           $23,058            $22,077
               2/28/93           $21,853            $22,356
               3/31/93           $21,976            $22,826
               4/30/93           $20,114            $22,299
               5/31/93           $20,990            $22,859
               6/30/93           $20,798            $22,928
               7/31/93           $20,292            $22,861
               8/31/93           $21,072            $23,701
               9/30/93           $21,072            $23,517
              10/31/93           $21,524            $24,027
              11/30/93           $21,552            $23,771
              12/31/93           $21,911            $24,066
               1/31/94           $22,404            $24,902
               2/28/94           $21,842            $24,206
               3/31/94           $20,596            $23,158
               4/30/94           $20,884            $23,480
               5/31/94           $20,801            $23,828
               6/30/94           $20,021            $23,247
               7/31/94           $20,719            $24,034
               8/31/94           $21,979            $24,994
               9/30/94           $21,555            $24,379
              10/31/94           $21,842            $24,945
              11/30/94           $21,239            $24,019
              12/31/94           $21,089            $24,374
               1/31/95           $21,650            $25,024
               2/28/95           $22,130            $25,980
               3/31/95           $22,801            $26,750
               4/30/95           $23,143            $27,556
               5/31/95           $23,746            $28,618
               6/30/95           $24,786            $29,285
               7/31/95           $25,841            $30,277
               8/31/95           $25,868            $30,332
               9/30/95           $26,676            $31,611
              10/31/95           $26,238            $31,515
              11/30/95           $27,032            $32,869
              12/31/95           $26,816            $33,507

              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

              (5) THIS CHART ILLUSTRATES RETURNS ON CLASS A SHARES ONLY.
                  RETURNS WILL VARY FOR CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.

              (6) 6/24/86 (FUND INCEPTION)


   TEN LARGEST HOLDINGS AT DECEMBER 31, 1995 (AS A PERCENTAGE OF TOTAL ASSETS)
   ---------------------------------------------------------------------------

1.   The Gillette Company                                         3.9%
     GLOBAL MANUFACTURER OF RAZORS

2.   Pfizer Inc.                                                  2.7%
     MAJOR PRODUCER OF PHARMACEUTICALS

3.   Federal National Mortgage Association                        2.6%
     NATIONS LARGEST PROVIDER OF RESIDENTIAL MORTGAGE FUNDS

4.   Wells Fargo & Company                                        2.5%
     BANK HOLDING COMPANY

5.   Federal Home Loan Mortgage Corporation                       2.5%
     U. S. GOVERNMENT SPONSORED MORTGAGE AGENCY

6.   The Coca-Cola Company                                        2.4%
     WORLDS LARGEST SOFT DRINK COMPANY

7.   The Home Depot, Inc.                                         2.0%
     HOME IMPROVEMENT PRODUCTS RETAIL

8.   The Walt Disney Company                                      1.9%
     DIVERSIFIED ENTERTAINMENT COMPANY

9.   PepsiCo, Inc.                                                1.7%
     WORLDWIDE PRODUCER OF BEVERAGES AND SNACK FOODS

10.  Reuters Holdings PLC ADS B                                   1.6%
     GLOBAL NEWS, COMMUNICATIONS AND FINANCIAL SERVICE COMPANY

THE PASADENA NIFTY FIFTY FUND

     Redefining this popular designation of the 1960s, The Pasadena Nifty Fifty Fund invests in approximately 50 of what we consider to be the best long-term growth companies in America. We believe these companies offer investors outstanding appreciation potential.
     The Pasadena Nifty Fifty Fund's A Share NAV increased 28.21 percent during the year ended December 31, 1995(1). This compares with the S&P 500 Index which gained 37.47 percent and the average growth fund, as reported by Lipper Analytical Services, which advanced 30.80 percent.
     Although the Fund posted strong performance for the year, two factors were largely responsible for restraining the Fund's progress. First, the Fund was negatively affected by its holdings in the retail sector and second, it was under-represented for most of the year in technology stocks, one of the market's strongest sectors in 1995.
     Because we believe the retail environment will remain extremely competitive in the near term, we sold underperforming retailers including TOYS "R" US, INC., BRINKER INTERNATIONAL, INC. and LOWE'S COMPANIES, INC. However, we did use the weakness in retail stocks to increase the Fund's investment in THE HOME DEPOT, INC. and AUTOZONE, INC. We believe both companies dominate their niche and should still have plenty of room to grow.
     Our philosophy has consistently been to identify and invest in companies we believe can produce steady growth in diverse economic environments. The underpinnings of this philosophy are to estimate demand and to characterize the company's competitive position. One of the reasons we have traditionally taken a conservative posture when it comes to investing in technology stocks is that we believe the industry's shorter product cycles lead to lower predictability in earnings.
     As investors, we must constantly be sensitive to change. After speaking to the management of technology companies that we owned, and some that we didn't own, we concluded that some of these companies were operating in the fastest-growing areas in the economy. As a result, we increased the Fund's technology weighting to be in line with some of the major indices. In doing so, we continually applied our often-stated investment philosophy of investing in companies that we believed were in strong competitive positions and had excellent prospects for growth. Consequently, we added a number of new technology holdings to this Fund during the year. Several of these companies contributed meaningful overall performance for the year, including INTEL CORPORATION, ERICSSON LM TELEFONAKTIEBOLAGET ADR CL B and CISCO SYSTEMS. The Fund's foray into technology wasn't without disappointments, however. SILICON GRAPHICS, for example, reported lower-than-expected earnings and the stock price tumbled. Similarly, GENERAL INSTRUMENTS shares declined amid concerns that cable companies were decreasing their capital spending budgets.
     A review of The Nifty Fifty Fund's ten largest holdings illustrates that most of the companies performed extremely well. Indeed, many of our top performers include long time core holdings, such as THE GILLETTE COMPANY, MCDONALD'S CORPORATION, PEPSICO, INC. and THE COCA-COLA COMPANY. Aside from producing strong operating results, these companies benefitted from investors favoring steady growth companies, as fears that a slowdown in the economy would make it tougher for the average company to post earnings growth mounted. The realization that budget cuts were less of a threat to health-care related companies than initially thought, combined with strong earnings growth, buoyed the shares of PFIZER INC., MEDTRONIC, INC. and JOHNSON & JOHNSON. WELLS FARGO & COMPANY'S take-over bid for it's California neighbor, FIRST INTERSTATE BANCORP, enabled both stocks to be among the Funds top performers. One stock that proved disappointing was MOTOROLA, INC., whose shares were down slightly for the year. The company experienced increased competition in the cellular handset market, resulting in lower margins. Finally, WAL-MART STORES, INC. and THE HOME DEPOT, INC. showed small gains for the year, consistent with the difficulties in the retail sector.
     We believe The Nifty Fifty Fund can benefit from the current investment environment. With the economy slowing and inflation well contained, we believe that investors should favor high-quality companies that have consistently demonstrated their ability to grow steadily, such as those that are represented in The Nifty Fifty Fund.

(1)SEE AVERAGE ANNUAL TOTAL RETURNS TABLE ON PAGE 9
                                        8

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         -------------------------------
                         1 Year         5 Years        Since Inception
----------------------------------------------------------------------
A Shares(2) (INCEPTION: 12/17/90)
          NAV            28.21%         17.50%         17.27%
          POP            21.14%         16.18%         15.97%
----------------------------------------------------------------------
B Shares(3) (INCEPTION DATE 1/3/94)
          CDSC           22.26%         N/A            11.56%
          No CDSC        27.26%         N/A            13.34%
----------------------------------------------------------------------
C Shares(4) (INCEPTION DATE 1/3/94)
                         27.26%         N/A            13.34%


(1) Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions.
(2) "Public Offering Price" total returns include the effect of the maximum front-end 5.50% sales charge. "Net Asset Value" total returns do not include the effect of that sales charge.
(3) "CDSC" total returns include the effect of the 5.00% or 4.00% contingent deferred sales charge applicable to redemptions of B Shares during the first or second year after purchase. "No CDSC" total returns assume no redemption at the end of the period.
(4) C Shares are not subject to any front-end or contingent deferred sales charge.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PIE CHART ILLUSTRATING THE LARGEST SECTOR HOLDINGS
(AS A PERCENTAGE OF TOTAL ASSETS) OF THE PASADENA NIFTY FIFTY FUND
------------------------------------------------------------------

     Other 5%
     Consumer Staples 37%
     Industrial Equipment & Services 4%
     Foreign 6%
     Technology 20%
     Consumer Cyclicals 17%
     Financials 11%

SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE S&P 500 INDEX AS DETERMINED BY CALLAN & ASSOCIATES.

            LINE CHART ILLUSTRATING A COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT--THE PASADENA NIFTY FIFTY FUND A SHARES(5) AND THE
            S&P 500 STOCK INDEX FROM INCEPTION(6) THROUGH 12/31/95


                              Fund After               S&P 500
                         Maximum Sales Load          Stock Index
                         ------------------          -----------

              12/17/90(6)      $10,000                 $10,000
              12/31/90          $9,417                 $10,143
               1/31/91         $10,400                 $10,595
               2/28/91         $11,260                 $11,335
               3/31/91         $12,177                 $11,618
               4/30/91         $12,621                 $11,652
               5/31/91         $13,633                 $12,133
               6/30/91         $13,047                 $11,585
               7/31/91         $13,633                 $12,135
               8/31/91         $14,285                 $12,405
               9/30/91         $14,163                 $12,199
              10/31/91         $14,352                 $12,376
              11/30/91         $13,926                 $11,865
              12/31/91         $15,786                 $13,219
               1/31/92         $15,510                 $12,989
               2/28/92         $15,729                 $13,143
               3/31/92         $15,330                 $12,891
               4/30/92         $15,177                 $13,282
               5/31/92         $15,263                 $13,328
               6/30/92         $14,987                 $13,130
               7/31/92         $15,434                 $13,680
               8/31/92         $15,272                 $13,387
               9/30/92         $15,320                 $13,542
              10/31/92         $15,577                 $13,605
              11/30/92         $16,366                 $14,050
              12/31/92         $16,366                 $14,226
               1/31/93         $16,357                 $14,360
               2/28/93         $15,843                 $14,542
               3/31/93         $16,005                 $14,848
               4/30/93         $14,854                 $14,505
               5/31/93         $15,615                 $14,869
               6/30/93         $15,567                 $14,914
               7/31/93         $15,272                 $14,870
               8/31/93         $15,929                 $15,417
               9/30/93         $15,700                 $15,297
              10/31/93         $16,147                 $15,629
              11/30/93         $16,261                 $15,462
              12/31/93         $16,280                 $15,654
               1/31/94         $16,613                 $16,198
               2/28/94         $16,280                 $15,745
               3/31/94         $15,482                 $15,064
               4/30/94         $15,815                 $15,273
               5/31/94         $15,862                 $15,499
               6/30/94         $15,368                 $15,121
               7/31/94         $16,100                 $15,634
               8/31/94         $16,765                 $16,258
               9/30/94         $16,347                 $15,858
              10/31/94         $16,793                 $16,226
              11/30/94         $16,423                 $15,624
              12/31/94         $16,452                 $15,855
               1/31/95         $17,060                 $16,278
               2/28/95         $17,422                 $16,900
               3/31/95         $17,916                 $17,400
               4/30/95         $18,287                 $17,924
               5/31/95         $18,839                 $18,615
               6/30/95         $19,390                 $19,049
               7/31/95         $19,847                 $19,695
               8/31/95         $19,694                 $19,730
               9/30/95         $20,360                 $20,562
              10/31/95         $20,503                 $20,500
              11/30/95         $21,292                 $21,381
              12/31/95         $21,093                 $21,795

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

(5) THIS CHART ILLUSTRATES RETURNS ON CLASS A SHARES ONLY. RETURNS WILL VARY FOR CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.
(6)  12/17/90 (FUND INCEPTION)

   TEN LARGEST HOLDINGS AT DECEMBER 31, 1995 (AS A PERCENTAGE OF TOTAL ASSETS)

1.   The Gillette Company                                             5.4%
     GLOBAL MANUFACTURER OF RAZORS

2.   The Coca-Cola Company                                            4.3%
     WORLD'S LARGEST SOFT DRINK COMPANY

3.   Pfizer Inc.                                                      3.8%
     MAJOR PRODUCER OF PHARMACEUTICALS

4.   Wells Fargo & Company                                            3.3%
     BANK HOLDING COMPANY

5.   Medtronic, Inc.                                                  2.7%
     THE WORLD'S LEADING PRODUCER OF IMPLANTABLE CARDIAC DEVICES

6.   McDonald's Corporation                                           2.6%
     GLOBAL OPERATOR OF FAST FOOD RESTAURANTS

7.   Johnson & Johnson                                                2.6%
     COMPREHENSIVE HEALTH-CARE COMPANY

8.   Motorola, Inc.                                                   2.6%
     LEADING MANUFACTURER OF TELECOMMUNICATIONS EQUIPMENT

9.   Wal-Mart Stores, Inc.                                            2.6%
     LARGEST DISCOUNT RETAILER IN U.S.

10.  PepsiCo, Inc.                                                    2.5%
     WORLDWIDE PRODUCER OF BEVERAGES AND SNACK FOODS

THE PASADENA BALANCED RETURN FUND

     The Pasadena Balanced Return Fund seeks to achieve its investment objective by investing in a mix of high-quality growth stocks and U.S. Government securities.
     For the year ended December 31, 1995, The Balanced Return Fund's A Share NAV increased 27.18(1) percent, outperforming the average balanced fund, which returned 25.19 percent as reported by Lipper Analytical Services.
     The performance of The Balanced Return Fund is reflective of the overall strength of the financial markets for 1995. The Fund's asset allocation for the year ranged between approximately 60 to 70 percent equities and 30 to 40 percent fixed income.
     1995's fixed-income market was the mirror image of the markets movements during 1994, as we saw both markets move in almost equal and opposite directions. 1994 was plagued by fears of rising inflation and seven interest rate hikes by the Federal Reserve. Although we supported the Federal Reserve's preemptive attack on inflation, rising interest rates were painful nonetheless. By contrast, 1995 saw inflationary concerns subside and toward the end of the year, as evidence mounted that the economy was slowing, the Federal Reserve lowered interest rates. As such, the bond markets posted strong gains, with the yield on long-term government bonds falling from approximately 7.9 percent in January to 6.03 percent at year end 1995.
     The Fund started the year with the fixed-income portion of the portfolio largely invested in long-term government bonds. As the year progressed, inflationary fears slowly started to dissipate and long bonds experienced a strong rally. About half way through the year, we decided to take a more conservative stance in order to reduce portfolio volatility and moved the Fund into intermediate bonds and short-term notes.
     On the equity side, most of the Funds holdings performed well. Fear that the economy slowing would cause companies to report earnings shortfalls led investors to steady growth companies. Among Fund strong performers in this area were PHILIP MORRIS COMPANIES INC., MCDONALD'S CORPORATION, PEPSICO, INC., THE COCA-COLA COMPANY, and THE GILLETTE COMPANY.
     Another area that has traditionally produced steady growth is health care. Over the last several years, however, investors were fearful of threatened regulatory efforts and their negative impact on industry prospects and profitability. In 1995 investors embraced these companies once again, as voters expressed dissatisfaction and the Fund benefitted from sharp gains in MEDTRONIC, INC., PFIZER INC., MERCK & CO., INC., and JOHNSON & JOHNSON. Lower interest rates and consolidation in banking enabled WELLS FARGO & COMPANY, FIRST INTERSTATE BANCORP, FEDERAL NATIONAL MORTGAGE ASSOCIATION, and FEDERAL HOME LOAN MORTGAGE CORPORATION to reach new highs.
     One sector that provided disappointing results for this fund was retail. Currently, the industry is beset by fierce competition. Although the economy has been growing, retailers have been behaving as if the country is in a recession. The bankruptcies of a number of retailers during the year, a weak holiday shopping season and heavy discounting serve as ample evidence of this difficult environment. Because we believe this challenging climate will prevail in the near term, the Fund sold companies that were having difficulties meeting our earnings estimates, including TOYS "R" US, INC., BRINKER INTERNATIONAL, INC. and LOWE'S COMPANIES, INC.
     During the year the Fund also added several new holdings to the portfolio. Among the new additions were several technology stocks including CISCO SYSTEMS, INTEL CORPORATION and HEWLETT-PACKARD. Traditionally we have taken a conservative approach to technology stocks in this Fund. We believe, however, that given the strong secular demand trends, this should be one of the fastest growing areas in the economy over the next three to five years. In managing the Funds' assets in 1995, our efforts were deliberate and cautious as we sought to identify companies possessing characteristics that we believed would provide consistent growth over the long haul. Although technology stocks contributed to the Funds overall performance, there were some disappointments. Lower-than-expected earnings at SILICON GRAPHICS caused the shares to decline, while fear of a slowdown in capital spending at cable companies pushed GENERAL INSTRUMENTS' stock price lower.
     The outlook for low inflation and moderate growth in the economy bodes well for both the stock and bond market. We are therefore optimistic that The Balanced Return Fund is well positioned for the upcoming year.


(1) SEE AVERAGE ANNUAL TOTAL RETURNS TABLE ON PAGE 11

                          AVERAGE ANNUAL TOTAL RETURNS(1)
                          ----------------------------

                          1 Year        5 Years        Since Inception
----------------------------------------------------------------------
A Shares(2) (INCEPTION: 6/8/87)
     NAV                  27.18%        12.56%         14.21%
     POP                  20.16%        11.29%         13.47%
----------------------------------------------------------------------
B Shares(3) (INCEPTION DATE 1/3/94)
     CDSC                 21.20%        N/A            7.76%
     No CDSC              26.20         N/A            9.61%
----------------------------------------------------------------------
C Shares(4) (INCEPTION DATE 1/3/94)
                          26.23%        N/A            9.62%

(1) Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions.
(2) "Public Offering Price" total returns include the effect of the maximum front-end 5.50% sales charge. "Net Asset Value" total returns do not include the effect of that sales charge.
(3) "CDSC" total returns include the effect of the 5.00% or 4.00% contingent deferred sales charge applicable to redemptions of B Shares during the first or second year after purchase. "No CDSC" total returns assume no redemption at the end of the period.
(4) C Shares are not subject to any front-end or contingent deferred sales charge.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PIE CHART ILLUSTRATING THE LARGEST SECTOR HOLDINGS (AS A
PERCENTAGE OF TOTAL ASSETS) OF THE PASADENA BALANCED RETURN FUND
----------------------------------------------------------------

     Other 4%
     Industrial Equipment & Services 3%
     Consumer Staples 28%
     Bonds 29%
     Consumer Cyclicals 10%
     Foreign 3%
     Financials 12%
     Technology 11%


SECTOR HOLDINGS ARE BASED ON THE BREAKDOWN OF THE S&P 500 INDEX AS DETERMINED BY CALLAN & ASSOCIATES.


         LINE CHART ILLUSTRATING COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT--THE PASADENA BALANCED RETURN FUND A SHARES(5) AND THE S&P 500 STOCK INDEX FROM INCEPTION(6) THROUGH 12/31/95


                              Fund After               S&P 500
                         Maximum Sales Load          Stock Index
                         ------------------          -----------

           6/8/87(6)           $10,000                 $10,000
          6/30/87               $9,490                 $10,262
          7/31/87              $10,510                 $10,781
          8/31/87              $10,548                 $11,182
          9/30/87              $10,605                 $10,937
         10/31/87              $10,680                  $8,589
         11/30/87              $10,340                  $7,883
         12/31/87              $10,870                  $8,482
          1/31/88              $11,059                  $8,851
          2/28/88              $11,417                  $9,060
          3/31/88              $11,388                  $8,966
          4/30/88              $11,378                  $9,077
          5/31/88              $11,398                  $9,134
          6/30/88              $11,794                  $9,556
          7/31/88              $11,823                  $9,534
          8/31/88              $11,678                  $9,197
          9/30/88              $12,190                  $9,590
         10/31/88              $12,229                  $9,868
         11/30/88              $12,113                  $9,712
         12/31/88              $12,328                  $9,885
          1/31/89              $12,919                 $10,617
          2/28/89              $12,574                 $10,340
          3/31/89              $12,910                 $10,587
          4/30/89              $13,777                 $11,148
          5/31/89              $14,447                 $11,573
          6/30/89              $14,604                 $11,515
          7/31/89              $15,846                 $12,564
          8/31/89              $15,994                 $12,794
          9/30/89              $16,112                 $12,744
         10/30/89              $15,925                 $12,454
         11/30/89              $16,329                 $12,695
         12/31/89              $16,393                 $13,002
          1/31/90              $15,280                 $12,147
          2/28/90              $15,362                 $12,283
          3/31/90              $15,713                 $12,617
          4/30/90              $15,538                 $12,315
          5/31/90              $17,125                 $13,483
          6/30/90              $17,610                 $13,401
          7/31/90              $17,259                 $13,370
          8/31/90              $15,733                 $12,152
          9/30/90              $14,744                 $11,570
         10/31/90              $14,702                 $11,532
         11/30/90              $15,775                 $12,259
         12/31/90              $16,329                 $12,603
          1/31/91              $17,375                 $13,164
          2/28/91              $18,303                 $14,084
          3/31/91              $18,933                 $14,435
          4/30/91              $19,114                 $14,478
          5/31/91              $20,043                 $15,075
          6/30/91              $19,040                 $14,394
          7/31/91              $19,947                 $15,078
          8/31/91              $21,003                 $15,413
          9/30/91              $20,982                 $15,158
         10/31/91              $20,929                 $15,378
         11/30/91              $20,267                 $14,743
         12/31/91              $22,679                 $16,425
          1/31/92              $22,094                 $16,139
          2/28/92              $22,300                 $16,330
          3/31/92              $21,921                 $16,017
          4/30/92              $21,856                 $16,503
          5/31/92              $22,149                 $16,561
          6/30/92              $22,051                 $16,315
          7/31/92              $22,766                 $16,998
          8/31/92              $22,701                 $16,633
          9/30/92              $22,820                 $16,826
         10/31/92              $22,982                 $16,905
         11/30/92              $23,632                 $17,457
         12/31/92              $23,697                 $17,676
          1/31/93              $23,839                 $17,843
          2/28/93              $23,534                 $18,068
          3/31/93              $23,577                 $18,449
          4/30/93              $22,554                 $18,023
          5/31/93              $23,120                 $18,475
          6/30/93              $23,218                 $18,531
          7/31/93              $22,956                 $18,477
          8/31/93              $23,751                 $19,155
          9/30/93              $23,610                 $19,007
         10/31/93              $24,132                 $19,420
         11/30/93              $24,122                 $19,212
         12/31/93              $24,275                 $19,451
          1/31/94              $24,905                 $20,126
          2/28/94              $23,976                 $19,564
          3/31/94              $22,794                 $18,717
          4/30/94              $23,059                 $18,977
          5/31/94              $22,916                 $19,258
          6/30/94              $22,496                 $18,789
          7/31/94              $23,258                 $19,425
          8/31/94              $23,711                 $20,200
          9/30/94              $23,004                 $19,704
         10/31/94              $23,369                 $20,161
         11/30/94              $23,060                 $19,413
         12/31/94              $23,199                 $19,700
          1/31/95              $23,933                 $20,226
          2/28/95              $24,509                 $20,998
          3/31/95              $25,063                 $21,620
          4/30/95              $25,447                 $22,272
          5/31/95              $26,587                 $23,130
          6/30/95              $27,118                 $23,669
          7/31/95              $27,525                 $24,471
          8/31/95              $27,491                 $24,515
          9/30/95              $28,145                 $25,549
         10/31/95              $28,529                 $25,472
         11/30/95              $29,354                 $26,566
         12/31/95              $29,503                 $27,081


PAST PERFORMANCE IS NOT PREDICITIVE OF FUTURE PERFORMANCE

(5) THIS CHART ILLUSTRATES RETURNS ON CLASS A SHARES ONLY. RETURNS WILL VARY FOR CLASS B AND CLASS C SHARES DUE TO DIFFERING SALES CHARGES.

(6)  6/8/87 (FUND INCEPTION)



   TEN LARGEST HOLDINGS AT DECEMBER 31, 1995 (AS A PERCENTAGE OF TOTAL ASSETS)

1.   The Gillette Company                                             3.6%
     GLOBAL MANUFACTURER OF RAZORS

2.   Federal National Mortgage Association                            2.8%
     NATIONS LARGEST PROVIDER OF RESIDENTIAL MORTGAGE FUNDS

3.   Pfizer Inc.                                                      2.7%
     MAJOR PRODUCER OF PHARMACEUTICALS

4.   Reuters Holdings PLC ADS B                                       2.7%
     GLOBAL NEWS, COMMUNICATIONS AND FINANCIAL SERVICE COMPANY

5.   Wells Fargo & Company                                            2.6%
     BANK HOLDING COMPANY

6.   Federal Home Loan Mortgage Corporation                           2.5%
     U. S. GOVERNMENT SPONSORED MORTGAGE AGENCY

7.   McDonald's Corporation                                           2.1%
     GLOBAL OPERATOR OF FAST FOOD RESTAURANTS

8.   WMX Technologies, Inc.                                           2.1%
     LEADING INTERNATIONAL PROVIDER OF ENVIRONMENTAL AND ENGINEERING SERVICES

9.   Merck & Co., Inc.                                                2.1%
     LEADING MANUFACTURER OF PHARMACEUTICALS

10.  The Walt Disney Company                                          2.0%
     DIVERSIFIED ENTERTAINMENT COMPANY

THE PASADENA GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995

                                      (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
COMMON STOCKS
ADVERTISING - 0.6%
The Interpublic Group of
  Companies, Inc.. . . . . . . . . .   65,000      $   2,819
                                                  ----------
BANKING - 4.2%
First Interstate Bancorp . . . . . .   30,000          4,095
NationsBank Corporation. . . . . . .   55,000          3,829
Wells Fargo & Company. . . . . . . .   55,000         11,880
                                                  ----------
                                                      19,804
                                                  ----------
BEVERAGES - 4.0%
The Coca-Cola Company. . . . . . . .  150,000         11,138
PepsiCo, Inc.. . . . . . . . . . . .  140,000          7,822
                                                  ----------
                                                      18,960
                                                  ----------
BUSINESS SERVICES - 10.0%
American List Corporation. . . . . .   75,000          1,913
Automatic Data Processing, Inc.. . .  100,000          7,425
CKS Group, Inc.* . . . . . . . . . .   50,000          1,950
DST Systems, Inc.* . . . . . . . . .  100,000          2,850
Electro Rent Corporation*. . . . . .  100,000          2,175
Federal Express Corporation* . . . .   60,000          4,433
First Data Corporation . . . . . . .  100,000          6,688
General Motors Corporation, Class E.  100,000          5,200
The Harper Group, Inc. . . . . . . .  150,000          2,663
Kansas City Southern Indus.. . . . .   40,000          1,830
Mecon, Inc.* . . . . . . . . . . . .   13,000            206
Reuters Holdings PLC ADS B . . . . .  140,000          7,717
VeriFone, Inc.*. . . . . . . . . . .   75,000          2,147
                                                  ----------
                                                      47,197
                                                  ----------
COMMUNICATIONS EQUIPMENT - 3.5%
Bay Networks*. . . . . . . . . . . .   55,000          2,262
Cisco Systems* . . . . . . . . . . .   95,000          7,089
MRV Communications, Inc. . . . . . .   30,000            761
MicroCom, Inc.*. . . . . . . . . . .   65,000          1,690
StrataCom, Inc.. . . . . . . . . . .   30,000          2,205
3Com Corp.*. . . . . . . . . . . . .   50,000          2,331
                                                  ----------
                                                      16,338
                                                  ----------


                                      (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------

COMPUTER HARDWARE - 2.1%
COMPAQ Computer* . . . . . . . . . .   60,000      $   2,880
Hewlett-Packard. . . . . . . . . . .   40,000          3,350
Silicon Graphics*. . . . . . . . . .   90,000          2,475
Visioneer, Inc.* . . . . . . . . . .   60,000          1,335
                                                  ----------
                                                      10,040
                                                  ----------
COMPUTER SOFTWARE - 3.3%
Comshare, Inc* . . . . . . . . . . .   80,000          2,080
Informix Corp.*. . . . . . . . . . .   80,000          2,400
Insignia Solutions ADR*. . . . . . .   70,500            828
Legato Systems, Inc.*. . . . . . . .   42,500          1,317
Microsoft Corporation* . . . . . . .   50,000          4,387
Oracle Systems*. . . . . . . . . . .  110,000          4,661
                                                  ----------
                                                      15,673
                                                  ----------
CONSUMER PRODUCTS - 6.3%
Avon Products, Inc.. . . . . . . . .   30,000          2,261
Department 56, Inc.* . . . . . . . .   40,000          1,535
Duracell International Inc.. . . . .   90,000          4,658
The Gillette Company . . . . . . . .  350,000         18,244
Luxottica Group S.p.A. . . . . . . .   50,000          2,925
                                                  ----------
                                                      29,623
                                                  ----------
CONSUMER SERVICES - 1.0%
Aaron Rents, Inc., Class B . . . . .  130,000          2,340
Mail Boxes Etc.* . . . . . . . . . .  170,000          2,125
                                                  ----------
                                                       4,465
                                                  ----------
DIVERSIFIED MANUFACTURING - 0.6%
General Electric . . . . . . . . . .   40,000          2,880
                                                  ----------
ELECTRONICS & ELECTRICAL
  EQUIPMENT - 6.4%
Alliance Semiconductor
  Corporation* . . . . . . . . . . .   60,000            698
Altera Corp.*. . . . . . . . . . . .   20,000            995
ANADIGICS, Inc.* . . . . . . . . . .   55,000          1,169
Applied Materials, Inc.* . . . . . .   60,000          2,363
Burr-Brown Corp.*. . . . . . . . . .   44,700          1,140
Elantec Semiconductor, Inc.* . . . .   50,000            513
Etec Systems, Inc.*. . . . . . . . .   70,000            788

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       12


THE PASADENA GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995 (CONTINUED)

                                      (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
ELECTRONICS & ELECTRICAL
  EQUIPMENT - 6.4% (CONTINUED)
Integrated Device Technology, Inc.*.   24,000      $     309
Intel Corporation. . . . . . . . . .  130,000          7,377
KLA Instruments* . . . . . . . . . .   30,000            782
LSI Logic Corporation* . . . . . . .  110,000          3,603
Linear Technology Corporation. . . .  100,000          3,925
Maxim Integrated Products, Inc.* . .   60,000          2,310
Photon Dynamics, Inc.* . . . . . . .  100,000            800
Pinnacle Systems, Inc.*. . . . . . .   40,000            990
Silicon Valley Group*. . . . . . . .   30,000            757
VLSI Technology, Inc.* . . . . . . .   40,000            725
Xilinx, Inc.*. . . . . . . . . . . .   30,000            915
                                                  ----------
                                                      30,159
                                                  ----------
ENVIRONMENTAL SERVICES - 1.1%
WMX Technologies, Inc. . . . . . . .  175,000          5,228
                                                  ----------
FINANCIAL SERVICES - 8.2%
American Express . . . . . . . . . .  125,000          5,172
Dean Witter Discover . . . . . . . .   75,000          3,525
Federal Home Loan Mortgage
  Corporation. . . . . . . . . . . .  140,000         11,690
Federal National Mortgage
  Association. . . . . . . . . . . .  100,000         12,413
Imperial Credit Industries, Inc.*. .  150,000          3,263
Mercury Finance Company. . . . . . .   45,000            596
Roosevelt Financial Group, Inc.. . .  100,000          1,937
                                                  ----------
                                                      38,596
                                                  ----------

FOOD PRODUCTS - 1.4%
International Flavors &
  Fragrances Inc.. . . . . . . . . .   50,000          2,400
Wrigley (Wm.) Jr.. . . . . . . . . .   80,000          4,200
                                                  ----------
                                                       6,600
                                                  ----------
GAMING - 3.1%
Anchor Gaming *. . . . . . . . . . .  293,400          6,675
Casino Data Systems* . . . . . . . .  150,000          3,750
Circus Circus Enterprises, Inc.* . .  100,000          2,788
Mirage Resorts, Incorporated*. . . .   40,000          1,380
                                                  ----------
                                                      14,593
                                                  ----------


                                      (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
HEALTH-CARE SERVICES - 0.1%
ARV Assisted Living, Inc.* . . . . .   50,000      $     587
                                                  ----------
HOSPITAL COMPANIES - 1.1%
Columbia/HCA Healthcare
  Corporation. . . . . . . . . . . .  100,000          5,075
                                                  ----------
HOUSEHOLD PRODUCTS - 1.6%
Colgate-Palmolive Company. . . . . .   70,000          4,918
The Procter & Gamble Company . . . .   30,000          2,490
                                                  ----------
                                                       7,408
                                                  ----------
INDUSTRIAL /DIRECT MAIL
  DISTRIBUTOR - 0.6%
MSC Industrial Direct Co., Inc.* . .  100,000          2,750
                                                  ----------
INVESTMENT COMPANIES - 2.7%
The Asia Tigers Fund, Inc. . . . . .  250,000          2,781
The Central European
  Equity Fund, Inc.. . . . . . . . .  100,000          1,637
The India Fund, Inc. . . . . . . . .  400,000          3,550
The Korea Fund, Inc. . . . . . . . .  116,588          2,565
The Thai Fund, Inc.. . . . . . . . .   87,234          1,952
                                                  ----------
                                                      12,485
                                                  ----------
INVESTMENT MANAGEMENT - 0.8%
Invesco PLC. . . . . . . . . . . . .  100,000          3,875
                                                  ----------
LEISURE - 3.9%
Carnival Corporation . . . . . . . .  300,000          7,313
The Walt Disney Company. . . . . . .  150,000          8,850
Regal Cinemas, Inc.* . . . . . . . .   75,000          2,231
                                                  ----------
                                                      18,394
                                                  ----------
MEDICAL EQUIPMENT &
  SUPPLIES - 2.0%
Johnson & Johnson. . . . . . . . . .   40,000          3,425
Medtronic, Inc.. . . . . . . . . . .  110,000          6,146
                                                  ----------
                                                       9,571
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13


THE PASADENA GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995 (CONTINUED)

                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
MUSIC - PUBLISHING - 0.5%
Polygram NV. . . . . . . . . . . . .   40,000      $   2,100
                                                  ----------
PHARMACEUTICALS - 5.9%
Elan Corporation, PLC ADS* . . . . .   60,000          2,917
Merck & Co., Inc.. . . . . . . . . .  115,000          7,561
Pfizer Inc.. . . . . . . . . . . . .  200,000         12,600
Roche Holdings Ltd. ADR. . . . . . .   55,000          4,338
                                                  ----------
                                                      27,416
                                                  ----------
RESTAURANTS - 1.2%
McDonald's Corporation . . . . . . .  125,000          5,641
                                                  ----------
RETAIL - APPAREL & ACCESSORY
  STORES - 1.5%
Claire's Stores, Inc.. . . . . . . .  100,000          1,763
Kohl's Corporation*. . . . . . . . .  100,000          5,250
                                                  ----------
                                                       7,013
                                                  ----------
RETAIL - AUTO SUPPLY STORES - 1.2%
AutoZone, Inc.*. . . . . . . . . . .  200,000          5,775
                                                  ----------
RETAIL - BUILDING MATERIALS &
  HARDWARE - 2.0%
The Home Depot, Inc. . . . . . . . .  200,000          9,575
                                                  ----------
RETAIL - CATALOG - 0.4%
Viking Office Products, Inc.*. . . .   40,000          1,860
                                                  ----------
RETAIL - GENERAL
  MERCHANDISE - 2.3%
Dollar General Corporation . . . . .  200,000          4,150
Wal-Mart Stores, Inc.. . . . . . . .  300,000          6,712
                                                  ----------
                                                      10,862
                                                  ----------
RETAIL - GROCERY STORES - 0.8%
Albertson's, Inc.. . . . . . . . . .   65,000          2,137
Smart & Final Inc. . . . . . . . . .   75,000          1,594
                                                  ----------
                                                       3,731
                                                  ----------


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------

RETAIL - HOME FURNITURE,
  FURNISHINGS & EQUIPMENT
  STORES - 2.4%
Bed Bath & Beyond, Inc.* . . . . . .   70,000      $   2,717
Circuit City Stores, Inc.. . . . . .  100,000          2,763
Leslie's Poolmart* . . . . . . . . .  100,000          1,400
Williams-Sonoma, Inc.* . . . . . . .  225,000          4,162
                                                  ----------
                                                      11,042
                                                  ----------
RETAIL-SPECIALTY - 2.0%
The Gymboree Corporation*. . . . . .   85,000          1,753
Office Depot, Inc.*. . . . . . . . .  150,000          2,962
Staples, Inc.* . . . . . . . . . . .  135,000          3,291
Trend-Lines, Inc.* . . . . . . . . .  145,000          1,450
                                                  ----------
                                                       9,456
                                                  ----------
TELECOMMUNICATIONS
  EQUIPMENT - 3.3%
DSC Communications*. . . . . . . . .   40,000          1,475
Ericsson LM Telefonaktiebolaget
  ADR CL B . . . . . . . . . . . . .  220,000          4,290
Motorola, Inc. . . . . . . . . . . .  100,000          5,700
Spectrian Corp.* . . . . . . . . . .   50,000          1,112
Tellabs, Inc.* . . . . . . . . . . .   80,000          2,960
                                                  ----------
                                                      15,537
                                                  ----------
TELECOMMUNICATIONS SERVICES - 1.5%
Nokia Corporation ADS. . . . . . . .   50,000          1,944
Paging Network, Inc.*. . . . . . . .   50,000          1,219
P.T. Telekomunikasi Indonesia
  (Persero) ADS. . . . . . . . . . .   90,000          2,272
Saville Systems PLC* . . . . . . . .  125,000          1,781
                                                  ----------
                                                       7,216
                                                  ----------
TOBACCO PRODUCTS - 1.5%
Philip Morris Companies Inc. . . . .   80,000          7,240
                                                  ----------
UTILITIES - 0.7%
Korea Electric Power
  Corporation ADS. . . . . . . . . .  125,000          3,344
                                                  ----------
VETERINARIAN PRODUCTS - 1.5%
IDEXX Laboratories, Inc.*. . . . . .  150,000          7,050
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14


THE PASADENA GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995 (CONTINUED)

                                     (DOLLARS IN THOUSANDS)

                                      SHARES/
                                     WARRANTS      VALUE
                                    ----------    ----------
Total Common
  Stocks - 97.3%
  (Cost $316,472). . . . . . . . . .               $ 457,978
                                                  ----------

PREFERRED STOCKS
MEDIA PUBLISHING - 0.7%
The News Corporation Limited . . . .  160,000          3,080
                                                  ----------
TOTAL PREFERRED STOCKS - 0.7%
  (COST $2,749). . . . . . . . . . .                   3,080
                                                  ----------
WARRANTS
ELECTRONIC & ELECTRICAL
  EQUIPMENT - 0.3%
Intel Corporation* . . . . . . . . .   60,000          1,605
                                                  ----------
TOTAL WARRANTS - 0.3%
  (COST $2,254). . . . . . . . . . .                   1,605
                                                  ----------
TOTAL INVESTMENT IN SECURITIES - 98.3%
  (COST $321,475). . . . . . . . . .               $ 462,663
                                                  ----------
                                                  ----------

-----------------------
* Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA NIFTY FIFTY FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
COMMON STOCKS
BANKING - 6.0%
First Interstate Bancorp . . . . . .   15,000      $   2,047
NationsBank Corporation. . . . . . .   35,000          2,437
Wells Fargo & Company. . . . . . . .   25,000          5,400
                                                  ----------
                                                       9,884
                                                  ----------
BEVERAGES - 6.8%
The Coca-Cola Company. . . . . . . .   95,000          7,054
PepsiCo, Inc.. . . . . . . . . . . .   75,000          4,191
                                                  ----------
                                                      11,245
                                                  ----------
BUSINESS SERVICES - 8.9%
Automatic Data Processing, Inc.. . .   47,000          3,490
Federal Express Corporation* . . . .   30,000          2,216
First Data Corporation . . . . . . .   50,000          3,344
General Motors Corporation, Class E.   50,000          2,600
Reuters Holdings PLC ADS B . . . . .   56,000          3,087
                                                  ----------
                                                      14,737
                                                  ----------
COMMUNICATIONS EQUIPMENT - 1.6%
Cisco Systems* . . . . . . . . . . .   35,000          2,612
                                                  ----------
COMPUTER HARDWARE - 2.8%
Hewlett-Packard. . . . . . . . . . .   30,000          2,512
Silicon Graphics*. . . . . . . . . .   75,000          2,062
                                                  ----------
                                                       4,574
                                                  ----------
COMPUTER SOFTWARE - 3.5%
Microsoft Corporation* . . . . . . .   30,000          2,632
Oracle Systems*. . . . . . . . . . .   75,000          3,178
                                                  ----------
                                                       5,810
                                                  ----------
CONSUMER PRODUCTS - 7.2%
Avon Products, Inc.. . . . . . . . .   20,000          1,508
Duracell International Inc.. . . . .   30,000          1,553
The Gillette Company . . . . . . . .  170,000          8,861
                                                  ----------
                                                      11,922
                                                  ----------
DIVERSIFIED MANUFACTURING - 2.0%
General Electric . . . . . . . . . .   45,000          3,240
                                                  ----------


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
ELECTRONICS & ELECTRICAL
  EQUIPMENT - 3.9%
Intel Corporation. . . . . . . . . .   60,000      $   3,405
Linear Technology Corporation. . . .   75,000          2,944
                                                  ----------
                                                       6,349
                                                  ----------
ENVIRONMENTAL SERVICES - 2.2%
WMX Technologies, Inc. . . . . . . .  120,000          3,585
                                                  ----------
FINANCIAL SERVICES - 5.4%
American Express . . . . . . . . . .   40,000          1,655
Federal Home Loan Mortgage
  Corporation. . . . . . . . . . . .   45,000          3,757
Federal National Mortgage
  Association. . . . . . . . . . . .   28,000          3,475
                                                  ----------
                                                       8,887
                                                  ----------
FOOD PRODUCTS - 3.3%
International Flavors &
  Fragrances Inc.. . . . . . . . . .   60,000          2,880
Wrigley (Wm.) Jr.. . . . . . . . . .   50,000          2,625
                                                  ----------
                                                       5,505
                                                  ----------
GAMING - 2.3%
Circus Circus Enterprises, Inc.* . .   72,000          2,007
Mirage Resorts, Incorporated*. . . .   50,000          1,725
                                                  ----------
                                                       3,732
                                                  ----------
HOSPITAL COMPANIES - 1.8%
Columbia/HCA Healthcare
  Corporation. . . . . . . . . . . .   60,000          3,045
                                                  ----------
HOUSEHOLD PRODUCTS - 3.0%
Colgate-Palmolive Company. . . . . .   38,000          2,670
The Procter & Gamble Company . . . .   28,000          2,324
                                                  ----------
                                                       4,994
                                                  ----------
LEISURE - 4.2%
Carnival Corporation . . . . . . . .  150,000          3,656
The Walt Disney Company. . . . . . .   55,000          3,245
                                                  ----------
                                                       6,901
                                                  ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16


THE PASADENA NIFTY FIFTY FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995 (CONTINUED)


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
MEDIA PUBLISHING - 1.3%
The News Corporation
  Limited ADS. . . . . . . . . . . .  100,000       $  2,138
                                                  ----------
MEDICAL EQUIPMENT &
  SUPPLIES - 5.3%
Johnson & Johnson. . . . . . . . . .   50,000          4,281
Medtronic, Inc.. . . . . . . . . . .   80,000          4,470
                                                  ----------
                                                       8,751
                                                  ----------
PHARMACEUTICALS - 6.0%
Merck & Co., Inc.. . . . . . . . . .   55,000          3,616
Pfizer Inc.. . . . . . . . . . . . .  100,000          6,300
                                                  ----------
                                                       9,916
                                                  ----------
RESTAURANTS - 2.6%
McDonald's Corporation . . . . . . .   95,000          4,287
                                                  ----------
RETAIL - APPAREL & ACCESSORIES - 1.3%
Kohl's Corporation*. . . . . . . . .   40,000          2,100
                                                  ----------

RETAIL - AUTO SUPPLY STORES - 1.8%
AutoZone, Inc.*. . . . . . . . . . .  100,000          2,888
                                                  ----------
RETAIL - BUILDING MATERIALS
  & HARDWARE - 2.2%
The Home Depot, Inc. . . . . . . . .   75,000          3,591
                                                  ----------


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
RETAIL - GENERAL
  MERCHANDISE - 2.6%
Wal-Mart Stores, Inc.. . . . . . . .  190,000      $   4,251
                                                  ----------

RETAIL - GROCERY STORES - 1.3%
Albertson's, Inc.. . . . . . . . . .   67,000          2,203
                                                  ----------

TELECOMMUNICATIONS
  EQUIPMENT - 4.1%
Ericsson LM Telefonaktiebolaget
  ADR CL B . . . . . . . . . . . . .  132,000          2,574
Motorola, Inc. . . . . . . . . . . .   75,000          4,275
                                                  ----------
                                                       6,849
                                                  ----------
TOBACCO PRODUCTS - 2.2%
Philip Morris Companies Inc. . . . .   40,000          3,620
                                                  ----------
UTILITIES - 1.2%
Korea Electric Power
  Corporation ADS. . . . . . . . . .   75,000          2,006
                                                  ----------
TOTAL COMMON STOCKS - 96.8%
  (COST $110,120)  . . . . . . . . .                 159,622
                                                  ----------

TOTAL INVESTMENT IN
  SECURITIES - 96.8%
  (COST $110,120)  . . . . . . . . .               $ 159,622
                                                  ----------
                                                  ----------

----------------
* Non-income producing securities.


                       SEE NOTES TO FINANCIAL STATEMENTS.

THE PASADENA BALANCED RETURN FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
COMMON STOCKS
ADVERTISING - 1.1%
The Interpublic Group of
  Companies, Inc.. . . . . . . . . .   15,000      $     651
                                                  ----------
BANKING - 5.3%
First Interstate Bancorp . . . . . .    5,000            682
NationsBank Corporation. . . . . . .   12,000            835
Wells Fargo & Company. . . . . . . .    7,000          1,512
                                                  ----------
                                                       3,029
                                                  ----------
BEVERAGES - 3.9%
The Coca-Cola Company. . . . . . . .   15,000          1,114
PepsiCo, Inc.. . . . . . . . . . . .   20,000          1,117
                                                  ----------
                                                       2,231
                                                  ----------
BUSINESS SERVICES - 5.5%
Automatic Data Processing, Inc.. . .   11,000            817
General Motors Corporation, Class E .  15,000            780
Reuters Holdings PLC ADS B . . . . .   28,000          1,544
                                                  ----------
                                                       3,141
                                                  ----------
COMMUNICATIONS EQUIPMENT - 1.6%
Cisco Systems* . . . . . . . . . . .   12,000            895
                                                  ----------
COMPUTER HARDWARE - 1.5%
Hewlett-Packard. . . . . . . . . . .    7,000            589
Silicon Graphics*. . . . . . . . . .   10,000            275
                                                  ----------
                                                         864
                                                  ----------
COMPUTER SOFTWARE - 2.4%
Microsoft Corporation* . . . . . . .   11,000            965
Oracle Systems*. . . . . . . . . . .   10,000            424
                                                  ----------
                                                       1,389
                                                  ----------
CONSUMER PRODUCTS - 5.5%
Avon Products, Inc.. . . . . . . . .    6,000            452
Duracell International Inc.. . . . .   12,000            621
The Gillette Company . . . . . . . .   40,000          2,085
                                                  ----------
                                                       3,158
                                                  ----------
ELECTRONICS & ELECTRICAL
  EQUIPMENT - 1.5%
Intel Corporation. . . . . . . . . .   15,000            851
                                                  ----------


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
ENVIRONMENTAL SERVICES - 2.1%
WMX Technologies, Inc. . . . . . . .   40,000       $  1,195
                                                  ----------
FINANCIAL SERVICES - 5.2%
Federal Home Loan Mortgage
  Corporation. . . . . . . . . . . .   17,000          1,419
Federal National Mortgage
  Association. . . . . . . . . . . .   12,800          1,589
                                                  ----------
                                                       3,008
                                                  ----------
FOOD PRODUCTS - 1.9%
International Flavors &
  Fragrances Inc.. . . . . . . . . .   10,000            480
Wrigley (Wm.) Jr.. . . . . . . . . .   12,000            630
                                                  ----------
                                                       1,110
                                                  ----------
GAMING - 0.5%
Circus Circus Enterprises, Inc.* . .   10,000            279
                                                  ----------
HOSPITAL COMPANIES - 1.3%
Columbia/HCA Healthcare
  Corporation. . . . . . . . . . . .   15,000            761
                                                  ----------
HOUSEHOLD PRODUCTS - 3.3%
Colgate-Palmolive Company. . . . . .   15,000          1,054
The Procter & Gamble Company . . . .   10,000            830
                                                  ----------
                                                       1,884
                                                  ----------
INVESTMENT MANAGEMENT - 1.3%
United Asset Managment
  Corporation. . . . . . . . . . . .   20,000            767
                                                  ----------
LEISURE - 3.7%
Carnival Corporation . . . . . . . .   40,000            975
The Walt Disney Company. . . . . . .   20,000          1,180
                                                  ----------
                                                       2,155
                                                  ----------
MEDICAL EQUIPMENT &
  SUPPLIES - 3.7%
Johnson & Johnson. . . . . . . . . .   12,000          1,027
Medtronic, Inc.. . . . . . . . . . .   20,000          1,117
                                                  ----------
                                                       2,144
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18


THE PASADENA BALANCED RETURN FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1995 (CONTINUED)


                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
PHARMACEUTICALS - 4.8%
Merck & Co., Inc.. . . . . . . . . .   18,000      $   1,183
Pfizer Inc.. . . . . . . . . . . . .   25,000          1,575
                                                  ----------
                                                       2,758
                                                  ----------
REAL ESTATE INVESTMENT
  TRUST - 1.6%
Chelsea GCA Realty . . . . . . . . .   30,000            900
                                                  ----------
RESTAURANTS - 2.1%
McDonald's Corporation . . . . . . .   27,000          1,218
                                                  ----------
RETAIL - AUTO SUPPLY STORES - 1.4%
AutoZone, Inc.*. . . . . . . . . . .   27,000            780
                                                  ----------
RETAIL - BUILDING MATERIAL
   & HARDWARE - 0.8%
The Home Depot, Inc. . . . . . . . .   10,000            479
                                                  ----------
RETAIL - GENERAL
  MERCHANDISE - 1.9%
Wal-Mart Stores, Inc.. . . . . . . .   50,000          1,119
                                                  ----------
RETAIL - GROCERY STORES - 1.1%
Albertson's, Inc.. . . . . . . . . .   20,000            658
                                                  ----------
TELECOMMUNICATIONS
  EQUIPMENT - 1.5%
Motorola, Inc. . . . . . . . . . . .   15,000            855
                                                  ----------
TOBACCO PRODUCTS -2.0%
Philip Morris Companies Inc. . . . .   13,000          1,176
                                                  ----------
TOTAL COMMON STOCKS - 68.5%
  (COST $25,371) . . . . . . . . . .                  39,455
                                                  ----------



                                     (DOLLARS IN THOUSANDS)

                                      SHARES         VALUE
                                    ----------    ----------
UNITED STATES TREASURY OBLIGATIONS
United States Treasury Notes,
  5.875%, 05/31/1996 . . . . . . . . $  6,500      $   6,514
United States Treasury Notes,
  6.375%, 01/15/2000 . . . . . . . .    3,500          3,629
United States Treasury Notes,
  6.5%, 08/15/2005 . . . . . . . . .    6,400          6,824
                                                  ----------
                                                      16,967
                                                  ----------
TOTAL UNITED STATES TREASURY
  OBLIGATIONS - 29.5%
  (COST $16,516) . . . . . . . . . .                  16,967
                                                  ----------
TOTAL INVESTMENT IN
  SECURITIES - 98.0%
  (COST $41,887) . . . . . . . . . .               $  56,422
                                                  ----------
                                                  ----------



* Non-income producing securities.


                       SEE NOTES TO FINANCIAL STATEMENTS.


THE PASADENA GROWTH, NIFTY FIFTY AND BALANCED.RETURN FUNDS
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31,1995                                                 (in thousands except per share amounts and related calculations)

                                                                                     THE PASADENA   THE PASADENA   THE PASADENA
                                                                                        GROWTH       NIFTY FIFTY     BALANCED
ASSETS:                                                                                  FUND           FUND        RETURN FUND
                                                                                     -------------  -------------   -----------
Investment in securities, at value (Cost $321,475, $110,120 and $41,887)
   See accompanying schedules. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 462,663      $ 159,622      $  56,422
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8,335          5,390            961
Receivable for Fund shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . .        357            131             15
Dividends and interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . .        668            210            354
                                                                                      ---------      ---------      ---------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    472,023        165,353         57,752
                                                                                      ---------      ---------      ---------
LIABILITIES:
Payable for Fund shares repurchased                                                         193             42             37
Payable for investments purchased. . . . . . . . . . . . . . . . . . . . . . . . . .         42              -              -
Accrued administration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        265            106             44
Accrued investment management fees . . . . . . . . . . . . . . . . . . . . . . . . .        246            100             41
Accrued service fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        479            136             61
Accrued distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         99             80             11
                                                                                      ---------      ---------      ---------
      Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,324            464            194
                                                                                      ---------      ---------      ---------

NET ASSETS AT DECEMBER 31, 1995. . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 470,699      $ 164,889      $  57,558
                                                                                      ---------      ---------      ---------
                                                                                      ---------      ---------      ---------

NET ASSETS CONSIST OF:
Capital paid-in. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 329,199      $ 116,082      $  43,083
Accumulated undistributed income:
   Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          -              -              8
   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .        312          (695)           (68)
Net unrealized appreciation in value of investments. . . . . . . . . . . . . . . . .    141,188         49,502         14,535
                                                                                      ---------      ---------      ---------

PER SHARE VALUES:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 470,699      $ 164,889      $  57,558
                                                                                      ---------      ---------      ---------
                                                                                      ---------      ---------      ---------
CLASS A
Net asset value and redemption price ($415,415,763 DIVIDED BY 21,543,651,
$122,321,891 DIVIDED BY 5,515,356 and $52,027,536 DIVIDED BY 2,049,008). . . . . . .   $  19.28       $  22.18       $  25.39
                                                                                      ---------      ---------      ---------
                                                                                      ---------      ---------      ---------

Maximum offering price [NAV per share DIVIDED BY (1 - maximum sales load)] . . . . .   $  20.40       $  23.47       $  26.87
                                                                                      ---------      ---------      ---------
                                                                                      ---------      ---------      ---------

Class B
Net asset value and offering price ($34,786,309 DIVIDED BY 1,831,582,
$27,461,375 DIVIDED BY 1,256,781 and $2,721,060 DIVIDED BY 107,705). . . . . . . . .     $18.99         $21.85         $25.26
                                                                                      ---------      ---------      ---------
                                                                                      ---------      ---------      ---------

CLASS C
Net asset value, offering price and redemption price ($20,497,148 DIVIDED BY 1,079,233,
$15,105,363 DIVIDED BY 691,303 and $2,808,943 DIVIDED BY 111,094). . . . . . . . . .     $18.99         $21.85         $25.28
                                                                                      ---------      ---------      ---------
                                                                                      ---------      ---------      ---------





                           SEE NOTES TO FINANCIAL STATEMENTS.


THE PASADENA GROWTH, NIFTY FIFTY AND BALANCED  RETURN  FUNDS
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1995                                                                              (IN THOUSANDS)

                                                                                     THE PASADENA   THE PASADENA   THE  PASADENA
                                                                                        GROWTH       NIFTY FIFTY     BALANCED
                                                                                         FUND           FUND        RETURN FUND
                                                                                     -------------  -------------   -----------

INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   5,405      $   1,888      $     624
   Interest and other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        386            411          1,222
                                                                                      ---------      ---------      ---------

       Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,791          2,299          1,846
                                                                                      ---------      ---------      ---------

EXPENSES:
   Administration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,212          1,203            541
   Investment management fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,985          1,131            512
   Service fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,136            363            141
   Distribution fees - Class B . . . . . . . . . . . . . . . . . . . . . . . . . . .        184            135             14
   Distribution fees - Class C . . . . . . . . . . . . . . . . . . . . . . . . . . .        107             80             17
                                                                                      ---------      ---------      ---------

       Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7,624          2,912          1,225
                                                                                      ---------      ---------      ---------

       Net investment income (loss). . . . . . . . . . . . . . . . . . . . . . . . .    (1,833)          (613)            621
                                                                                      ---------      ---------      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .     35,297            (1)          3,083
   Net increase in unrealized appreciation . . . . . . . . . . . . . . . . . . . . .     73,976         35,055          9,811
                                                                                      ---------      ---------      ---------

       Net gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .    109,273         35,054         12,894
                                                                                      ---------      ---------      ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.... . . . . . . . . . . . . . .  $ 107,440      $  34,441      $  13,515
                                                                                      ---------      ---------      ---------
                                                                                      ---------      ---------      ---------








                           SEE NOTES TO FINANCIAL STATEMENTS.


PASADENA GROWTH, NIFTY FIFTY AND BALANCED RETURN FTINDV

STATEMENT OF CHANGES NET ASSETS

                                                                                                              (IN THOUSANDS)

                                                        THE PASADENA            THE PASADENA              THE PASADENA
                                                         GROWTH FUND          NIFTY FIFTY FUND        BALANCED RETURN FUND
                                                  ----------------------   ----------------------    ----------------------
                                                                         For the Year Ended December 31,

                                                  -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                   1995        1994        1995         1994         1995         1994
                                                  ----------  ----------   ----------   ----------  ----------   ----------
Operations:
  Net investment income (loss) . . . . . . . . . .$  (1,833)  $   (819)    $   (613)   $    (241)    $     621   $   1,203
  Net realized gain (loss) on investments. . . . .    35,297      7,098          (1)        4,360        3,083     (1,453)
  Net increase (decrease) in unrealized
      appreciation in value of investments . . . .    73,976   (25,127)       35,055      (3,217)        9,811    (3,223)
                                                  ----------  ----------   ----------   ----------  ----------   ----------
 Net increase (decrease) in net assets
      resulting ftom operations. . . . . . . . . .   107,440   (18,848)       34,441          902       13,515     (3,473)
                                                  ----------  ----------   ----------   ----------  ----------   ----------

Dividends and distributions to shareholders:
  Net investment income. . . . . . . . . . . . . .         -          -            -            -        (612)     (1,224)
  Capital gains. . . . . . . . . . . . . . . . . .   (7,232)          -            -            -        (971)           -
                                                  ----------  ----------   ----------   ----------  ----------   ----------

  Decrease in net assets resulting from
      dividends and distributions to
      shareholders . . . . . . . . . . . . . . . .   (7,232)          -            -            -      (1,583)     (1,224)
                                                  ----------  ----------   ----------   ----------  ----------   ----------

Capital share transactions:
  Net increase (decrease) in net assets
      resulting from capital share transactions. .  (38,825)  (104,044)       18,847     (23,585)     (10,093)    (24,175)
                                                  ----------  ----------   ----------   ----------  ----------   ----------

  Total increase (decrease) in net assets. . . . .    61,383  (122,892)       53,288     (22,683)        1,839    (28,872)

NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . .   409,316    532,208      111,601      134,284       55,719      84,591
                                                  ----------  ----------   ----------   ----------  ----------   ----------
End of year. . . . . . . . . . . . . . . . . . . . $ 470,699  $ 409,316    $ 164,889    $ 111,601    $  57,558   $  55,719
                                                  ----------  ----------   ----------   ----------  ----------   ----------
                                                  ----------  ----------   ----------   ----------  ----------   ----------






                           SEE NOTES TO FINANCIAL STATEMENTS.


THE PASEDENA GROWTH FUND
FINANCIAL HIGHLIGHTS
                                                                For the Year Ended December 31,
                                         ------------------------------------------------------------------------------------
                                                          1995                                        1994
                                         ----------------------------------      --------------------------------------------
                                           Class A      Class B     Class C        Class A          Class B        Class C(3)
                                         ----------   ---------   ---------      ----------       ----------       ----------
PER SHARE OPERATING
   PERFORMANCE
Net asset value, beginning
   of year . . . . . . . . . . . . . . .    $15.40       $15.28     $15.28           $16.00          $15.89            15.89
                                         ----------   ---------   ---------      ----------       ----------       ----------

GAIN (LOSS) FROM INVESTMENT
OPERATIONS:
   Net investment loss(1). . . . . . . .      (.06)        (.20)      (.20)            (.03)           (.14)            (.14)
   Net realized and unrealized
        gain (loss) on investments.... .      4.24         4.21       4.21             (.57)           (.47)            (.47)
                                         ----------   ---------   ---------      ----------       ----------       ----------

   Total gain (loss) from
        investment operations. . . . . .      4.18         4.01       4.01             (.60)           (.61)            (.61)
                                         ----------   ---------   ---------      ----------       ----------       ----------

LESS DISTRIBUTIONS:
   Distributions from capital
        gains. . . . . . . . . . . . . .      (.30)        (.30)      (.30)            -               -                -
                                         ----------   ---------   ---------      ----------       ----------       ----------
   Total distributions . . . . . . . . .      (.30)        (.30)      (.30)            -               -                -
                                         ----------   ---------   ---------      ----------       ----------       ----------
Net asset value, end of year . . . . . . $   19.28     $  18.99   $  18.99        $   15.40       $   15.28        $   15.28
                                         ----------   ---------   ---------      ----------       ----------       ----------
                                         ----------   ---------   ---------      ----------       ----------       ----------
TOTAL RETURN(2). . . . . . . . . . . . .     27.16 %      26.26 %    26.26 %          (3.75)%         (3.84)%          (3.84)%
RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year . . . . . . . $ 415,416   $  34,786   $  20,497        $ 391,831       $  11,349        $   6,136
        (in thousands)
   Ratio of expenses to average
        net assets . . . . . . . . . . .      1.6  %       2.4  %     2.4  %           1.6 %           2.3%             2.3 %
   Ratio of net investment loss to
        average net assets . . . . . . .      (.3)%       (1.1)%     (1.1) %           (.2)%          (1.0)%           (1.0)%
   Portfolio turnover rate . . . . . . .     65.9 %       65.9 %     65.9  %          53.8 %          53.8 %           53.8 %


____________________

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.

(1) This information was prepared using the average number of shares outstanding during the year.
(2) Total return measures the change in the value of an investment during each of the years indicated.It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
(2) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold.

                           SEE NOTES TO FINANCIAL STATEMENTS.



THE PASADENA GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                            For the Year Ended December 31,
                                        ------------------------------------
                                            1993         1992      1991(3)
                                        -----------   ----------  ----------
                                           Class A      Class A    Class A
                                        -----------   ----------  ----------
PER SHARE OPERATING
    PERFORMANCE
Net asset value, beginning
    of year. . . . . . . . . . . . . . . $    17.00   $   16.80   $   10.04
                                        -----------   ----------  ----------

GAIN (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment loss(1) . . . . . . .     (.02)        (.05)       (.08)
    Net realized and unrealized
      gain (loss) on investments . . . .     (.98)         .43        6.89
                                        -----------   ----------  ----------

    Total gain (loss) from
      investment operations. . . . . . .    (1.00)         .38        6.81

                                        -----------   ----------  ----------
LESS DISTRIBUTIONS:
    Distributions from capital
      gains. . . . . . . . . . . . . . .     -            (.18)       (.05)
                                        -----------   ----------  ----------
    Total distributions. . . . . . . . .     -            (.18)       (.05)
                                        -----------   ----------  ----------

Net asset value, end of year . . . . . .$   16.00     $  17.00   $   16.80
                                        -----------   ----------  ----------

TOTAL RETURN(2). . . . . . . . . . . . .    (5.87)%       2.24 %     67.83 %
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year
      (in thousands) . . . . . . . . . . $ 532,208    $625,624    $ 323,484
    Ratio of expenses to average
      net assets . . . . . . . . . . . .      1.6  %       1.6  %       1.8  %
    Ratio of net investment loss to
      average net assets . . . . . . . .        -   %      (.3) %       (.6) %
    Portfolio turnover rate. . . . . . .     22.9  %      24.5  %      23.5  %

------------------------

     The table above provides condensed information concerning income and capital changes for one share of The Pasadena Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.

     1 This information was prepared using the average number of shares outstanding during the year.
     2 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
     3 Per share amounts for years prior to 1992 have been restated to reflect a 2 for 1 share split effective September 30, 1991.



                           SEE NOTES TO FINANCIAL STATEMENTS.


THE PASADENA NIFTY FIFTY FUND
FINANCIAL HIGHLIGHTS


                                                                     For the Year Ended December 31,
                                          --------------------------------------------------------------------------------------
                                                            1995                                          1994
                                           ----------------------------------------     ----------------------------------------
                                            Class A        Class B        Class C        Class A        Class B(3)    Class C(3)
                                           ----------     ----------     ----------     ----------      ---------     ----------
PER SHARE OPERATING
   PERFORMANCE
Net asset value, beginning
   of year . . . . . . . . . . . . . . .   $   17.30      $   17.17      $   17.17      $   17.12       $  17.02      $   17.02
                                           ----------     ----------     ----------     ----------      ---------     ----------
GAIN FROM INVESTMENT
OPERATIONS:

   Net investment loss(1). . . . . . . .        (.05)          (.21)          (.21)          (.03)          (.14)          (.15)
   Net realized and unrealized
       gain on investments . . . . . . .        4.93           4.89           4.89            .21            .29            .30
                                           ----------     ----------     ----------     ----------      ---------     ----------
   Total gain from
       investment operations . . . . . .        4.88           4.68           4.68            .18            .15            .15
                                           ----------     ----------     ----------     ----------      ---------     ----------

Net asset value, end of year . . . . . .   $   22.18      $   21.85      $   21.85      $   17.30       $  17.17      $   17.17
                                           ----------     ----------     ----------     ----------      ---------     ----------
                                           ----------     ----------     ----------     ----------      ---------     ----------

TOTAL RETURN(2). . . . . . . . . . . . .       28.21 %        27.26 %        27.26 %         1.05 %          .88 %          .88 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
       (in thousands). . . . . . . . . .   $ 122,322      $  27,462      $  15,105      $ 100,596       $  6,722      $   4,283
   Ratio of expenses to average
       net assets. . . . . . . . . . . .         1.9 %          2.6 %          2.6 %          1.9 %          2.6 %          2.6 %
   Ratio of net investment loss to
       average net assets. . . . . . . .         (.3)%         (1.0)%         (1.0)%          (.2)%          (.9)%          (.9)%
   Portfolio turnover rate . . . . . . .        26.5 %         26.5 %          26.5%          23.2%          23.2%         23.2 %







------------------------------
The table above provides condensed information concerning income and capital changes for one share of The Pasadena Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.

1 This information was prepared using the average number of shares outstanding during the year.
2 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
3 The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold.








                           SEE NOTES TO FINANCIAL STATEMENTS.


THE PASADENA NIFTY FIFTY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
                                               For the Year Ended Decmber 31,
                                          ----------------------------------------
                                             1993           1992           1991
                                          ----------     ----------     ----------
                                           Class A        Class A        Class A
                                          ----------     ----------     ----------
PER SHARE OPERATING
    PERFORMANCE
Net asset value, beginning
    of year. . . . . . . . . . . . . .    $   17.21      $    16.60      $    9.97
                                          ----------     ----------     ----------

GAIN (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment loss(1) . . . . . .         (.06)           (.05)          (.01)
    Net realized and unrealized
       gain (loss) on investments. . .         (.03)            .66           6.74
                                          ----------      ----------     ----------
    Total gain (loss) from
       investment operations . . . . .         (.09)            .61           6.73
                                          ----------      ----------     ----------

LESS DISTRIBUTIONS:
    Distributions from capital
       gains . . . . . . . . . . . . .         -              -               (.10)
                                          ----------     ----------     ----------
    Total distributions. . . . . . . .         -              -               (.10)
                                          ----------     ----------     ----------

Net asset value, end of year . . . . .     $  17.12     $     17.21      $   16.60
                                          ----------     ----------     ----------
                                          ----------     ----------     ----------
TOTAL RETURN(2). . . . . . . . . . . .         (.52)%          3.67 %        67.64 %
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year
       (in thousands). . . . . . . . .    $ 134,284      $  195,067       $ 64,156
    Ratio of expenses to average
       net assets. . . . . . . . . . .          1.8 %           1.9 %          1.9%
    Ratio of net investment income
       (loss) to average net assets. .        -                 (.3)%          (.1)%
    Portfolio turnover rate. . . . . .          2.2 %          12.9 %         27.6 %



---------------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.

1 This information was prepared using the average number of shares outstanding during the year.

2 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.







                           SEE NOTES TO FINANCIAL STATEMENTS.



THE PASADENA BALANCED RETURN FUND
FINANCIAL HIGHLIGHTS




                                                                      For the Year Ended December 31,
                                           -------------------------------------------------------------------------------------
                                                           1995                                         1994
                                           ---------------------------------------      ----------------------------------------
                                            Class A        Class B        Class C        Class A        Class B(3)     Class C(3)
                                           ----------     ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING
   PERFORMANCE
Net asset value, beginning of year . . . . $   20.54      $   20.49      $   20.48      $   21.97      $   21.89      $   21.89
                                           ----------     ----------     ----------     ----------     ----------     ----------
GAIN (LOSS) FROM INVESTMENT
OPERATIONS:
   Net investment income(1). . . . . . . .       .27            .08            .07            .39            .26            .25
   Net realized and unrealized
       gain (loss) on investments. . . . .      5.31           5.29           5.30          (1.36)         (1.32)         (1.31)
                                           ----------     ----------     ----------     ----------     ----------     ----------

   Total gain (loss) from
       investment operations . . . . . . .      5.58           5.37           5.37           (.97)         (1.06)         (1.06)
                                           ----------     ----------     ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment
       income. . . . . . . . . . . . . . .      (.29)          (.16)          (.13)          (.46)          (.34)          (.35)
   Distributions from capital
       gains . . . . . . . . . . . . . . .      (.44)          (.44)          (.44)            --             --             --
                                           ----------     ----------     ----------     ----------     ----------     ----------
   Total distributions . . . . . . . . . .      (.73)          (.60)          (.57)          (.46)          (.34)          (.35)
                                           ----------     ----------     ----------     ----------     ----------     ----------

Net asset value, end of year . . . . . . . $   25.39      $   25.26      $   25.28      $   20.54      $   20.49      $   20.48
                                           ----------     ----------     ----------     ----------     ----------     ----------
                                           ----------     ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(2). . . . . . . . . . . . . .     27.18 %        26.20 %        26.23 %        (4.43)%        (4.85)%        (4.85)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
       (in thousands). . . . . . . . . . . $  52,028      $   2,721      $   2,809      $  53,047      $   1,223      $   1,449
   Ratio of expenses to average
       net assets. . . . . . . . . . . . .       2.1 %          2.9 %          2.9 %          2.1 %          2.9 %          2.9 %
   Ratio of net investment income
       to average net assets . . . . . . .       1.2 %           .3 %           .3 %          1.8 %          1.3 %          1.3 %
   Portfolio turnover rate . . . . . . . .      51.1 %         51.1 %         51.1 %         28.2 %         28.2 %         28.2 %


------------------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.

1 This information was prepared using the average number of shares outstanding during the year.
2 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
3 The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold.



                           SEE NOTES TO FINANCIAL STATEMENTS.


THE PASADENA BALANCED RETURN  FUND
FINANCIAL HIGHLIGHTS (CONTINUED)





                                                      For the Year Ended December 31,
                                                 ----------------------------------------
                                                    1993           1992           1991
                                                 ----------     ----------     ----------
                                                  Class A        Class A        Class A
                                                 ----------     ----------     ----------
PER SHARE OPERATING
    PERFORMANCE
Net asset value, beginning
    of year. . . . . . . . . . . . . . . . .     $   21.76      $   20.95      $   15.30
                                                 ----------     ----------     ----------
GAIN FROM INVESTMENT
OPERATIONS:. . . . . . . . . . . . . . . . .           .32            .25            .24
    Net investment income(1)
    Net realized and unrealized
         gain on investments. . . . . . .              .21            .69           5.70
                                                  ---------      ----------     ---------
    Total gain from
       investment operations. . . . . . . . .          .53            .94           5.94
                                                  ---------      ----------     ---------

LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment
         income. . . . . . . . . . . . . . .          (.32)          (.13)          (.16)
    Distributions from capital
         gains . . . . . . . . . . . . . . .            --             --           (.13)
                                                 ----------     ----------     ----------
    Total distributions. . . . . . . . . . .          (.32)          (.13)          (.29)
                                                 ----------     ----------     ----------

Net asset value, end of year . . . . . . . .     $   21.97      $   21.76      $   20.95
                                                 ----------     ----------     ----------
                                                 ----------     ----------     ----------
TOTAL RETURN(2). . . . . . . . . . . . . . .          2.44 %         4.49 %        38.89 %

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year
         (in thousands). . . . . . . . . . .       $84,591        $75,143        $16,020
    Ratio of expenses to average
         net assets. . . . . . . . . . . . .           2.1 %          2.3 %          2.5 %
    Ratio of net investment income
         to average net assets . . . . . . .           1.5 %          1.2 %          1.3 %
    Portfolio turnover rate. . . . . . . . .           4.8 %          6.3 %          4.9 %



------------------------------

The table above provides condensed information concerning income and capital changes for one share of The Pasadena Balanced
Return Fund. Such information is based on the Fund's audited financial statements for the years presented.

1 This information was prepared using the average number of shares outstanding during the year.
2 Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.





                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

     1. SIGNIFICANT ACCOUNTING POLICIES: The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund and The Pasadena Balanced Return Fund, collectively referred to as the "Funds," are series of the Pasadena Investment Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Funds each offer three Classes (Class A, Class B and Class C) of no par value shares (an unlimited number of which have been authorized). Class A shares are sold with a maximum front-end sales charge of 5.5% of the offering price. Class B and Class C shares are sold at their net asset value. Class B shares redeemed during the first four years of ownership may be subject to a contingent deferred sales charge of up to 5%. At the beginning of the seventh year after purchase, Class B shares automatically convert into Class A shares based upon the relative net asset values of the two Classes, without imposition of any sales charges. The significant accounting policies of the Funds are as follows:

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or on Nasdaq are stated at the last sale price determined as of 4:00 p.m. Eastern Time on the day of valuation; securities for which no sale was reported on that date are stated at the last sale price on the business day the security was last traded. Securities traded only in the over-the-counter market and not on Nasdaq are valued at the current or last quoted bid price. If no bid price is quoted that day, and in the case of U.S. Government securities if no bid prices of comparable issues exist, the security is valued by such method as the Trust's Board of Trustees shall determine in good faith reflects the security's fair value.

     B. INCOME AND EXPENSE ALLOCATION. All items of income and expense not directly related to a specific Class of shares are allocated among the three Classes based upon the relative aggregate value of the outstanding shares of each Class.

     C. FEDERAL INCOME TAXES. It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required. Distributions of income and capital gains are determined in accordance with income tax regulations which differ in certain respects from generally accepted accounting principles. Accordingly, the Funds have reclassified to capital paid-in the effects of permanent differences included in undistributed net investment income. The aggregate cost of securities for financial statement purposes approximates their cost for federal income tax purposes.

     D. OTHER. The Funds recognize security transactions on the trade date. Realized gains and losses on sales of investments are determined on the identified cost basis. Dividend income less foreign taxes withheld (if any) and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES: Under an investment management agreement with the Funds, Roger Engemann Management Co., Inc. (the "Manager") furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Manager also performs various administrative and shareholder services to the Funds under an administration agreement. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees and distribution fees, are paid by the Manager pursuant to the administration agreement.

     For the services provided and expenses assumed under the management and administration agreements, the Manager receives separate fees computed and prorated on a daily basis, which fees on a combined basis range from an annualized 2.05% of each Fund's average daily net assets up to $30 million, reduced for various average daily net asset levels thereafter, to a combined annualized fee of 1.00% of each Fund's average daily net assets when its average daily net assets exceed $500 million. Investment management fees are subject to reduction, if necessary, to comply with

                                                          (DOLLARS IN THOUSANDS)

     2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED):
     the most restrictive expense limitation imposed by any state in which each Fund's shares are registered for sale. Broker/dealers and other service providers, including the Manager and the Funds' distributor, Pasadena Fund Services, Inc. (the "Distributor"), receive service fees at an annualized 0.25% of each Fund's average daily net asset value for services to shareholders.

     Pursuant to the distribution plans (the "Plans") adopted by the Funds, each Fund pays distribution fees to the Distributor at an annualized rate of 0.75% of its average daily net assets attributable to Class B and Class C shares. The fees reimburse the Distributor for distribution costs (principally payments to broker/dealers) incurred on behalf of the Funds with respect to Class B and Class C shares. Under the Plans, Class B and Class C shares are not obligated to pay any distribution costs in excess of the distribution fee paid or accrued even if the Plans are terminated or otherwise discontinued.


     Roger Engemann & Associates, Inc., a wholly-owned subsidiary of Pasadena Capital Corporation, owns 93.5% of the Manager's capital stock. Pasadena Capital Corporation is also an affiliate of the Distributor. Roger Engemann, the controlling shareholder of Pasadena Capital Corporation, is the Chairman of the Board and President of the Trust.

     3. INVESTMENT TRANSACTIONS: For the year ended December 31, 1995, purchases and sales of securities, other than short-term securities, aggregated $293,627 and $345,739 respectively, for The Pasadena Growth Fund, $60,108 and $35,946 respectively, for The Pasadena Nifty Fifty Fund and $27,071 (which includes $16,438 in U.S. government obligations) and $37,574 (which includes $22,159 in U.S. government obligations) respectively, for The Pasadena Balanced Return Fund.

     At December 31, 1995, net unrealized appreciation aggregated $141,188, $49,502 and $14,535 for The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund and The Pasadena Balanced Return Fund, respectively, of which $155,765, $51,877 and $14,971, respectively, related to appreciated securities and $14,577, $2,375 and $436 respectively, related to depreciated securities.

     As of December 31, 1995, The Pasadena Nifty Fifty Fund had available for federal income tax purposes unused capital loss carryforwards of $614, $86 and $1, expiring in 2000, 2001 and 2002, respectively. Neither The Pasadena Growth Fund nor The Pasadena Balanced Return Fund had an unused capital loss carryforward at December 31, 1995.

     4. CAPITAL SHARE TRANSACTIONS: The Funds' capital            (IN THOUSANDS)
        share transactions were as follows:

                                                                                 THE PASADENA GROWTH FUNDS
                                                           --------------------------------------------------------
                                                                    Net Assets                        Shares
                                                           -------------------------------   ----------------------
                                                                          For the Year Ended December 31,
                                                           --------------------------------------------------------
                                                                1995           1994           1995          1994
                                                           -----------    -----------     -----------   -----------
     CLASS A
     Shares sold . . . . . . . . . . . . . . .             $    25,923     $   26,009          1,467          1,671
     Shares issued in reinvestment
       of distributions. . . . . . . . . . . .                   5,625              -            294              -
     Shares repurchased. . . . . . . . . . . .                (100,949)      (147,730)        (5,667)        (9,482)
                                                           ------------    -----------    ------------   -----------
     Net decrease. . . . . . . . . . . . . . .                 (69,401)      (121,721)        (3,906)        (7,811)
                                                           ------------    -----------    ------------   -----------

     CLASS B
     Shares sold . . . . . . . . . . . . . . .                  20,183         11,583          1,162            752
     Shares issued in reinvestment
        of distributions . . . . . . . . . . .                     502              -             27              -
     Shares repurchased. . . . . . . . . . . .                  (1,815)          (147)          (100)           (10)
                                                           ------------    -----------    ------------   -----------
     Net increase. . . . . . . . . . . . . . .                  18,870         11,436          1,089            742
                                                           ------------    -----------    ------------   -----------

     CLASS C
     Shares sold . . . . . . . . . . . . . . .                  14,314          7,167            823            462
     Shares issued in reinvestment
        of distributions . . . . . . . . . . .                     287              -             15              -
     Shares repurchased. . . . . . . . . . . .                  (2,895)          (926)          (160)           (60)
                                                           ------------    -----------    ------------   -----------
     Net increase. . . . . . . . . . . . . . .                  11,706          6,241            678            402
                                                           ------------    -----------    ------------   -----------
     Net decrease resulting from
        capital share transactions . . . . . .              $  (38,825)    $ (104,044)        (2,139)        (6,667)
                                                           ------------    -----------    ------------   -----------
                                                           ------------    -----------    ------------   -----------

                                                                           THE PASADENA NIFTY FIFTY FUND
                                                           --------------------------------------------------------
                                                                    Net Assets                        Shares
                                                           -------------------------------   ----------------------
                                                                          For the Year Ended December 31,
                                                           --------------------------------------------------------
                                                                1995           1994           1995          1994
                                                           -----------    -----------     -----------   -----------
     CLASS A
     Shares sold . . . . . . . . . . . . . . .              $   17,467     $   10,535            907            616
     Shares repurchased. . . . . . . . . . . .                 (24,108)       (45,033)        (1,206)        (2,644)
                                                           ------------    -----------    ------------   -----------
     Net decrease. . . . . . . . . . . . . . .                  (6,641)      (34,498)           (299)        (2,028)
                                                           ------------    -----------    ------------   -----------

     CLASS B
     Shares sold . . . . . . . . . . . . . . .                  18,638          6,912            945            406
     Shares repurchased. . . . . . . . . . . .                  (1,688)          (240)           (80)           (14)
                                                           ------------    -----------    ------------   -----------
     Net increase. . . . . . . . . . . . . . .                  16,950          6,672            865            392
                                                           ------------    -----------    ------------   -----------

     CLASS C
     Shares sold . . . . . . . . . . . . . . .                  11,993          4,417            611            259
     Shares repurchased. . . . . . . . . . . .                  (3,455)          (176)          (169)           (10)
                                                           ------------    -----------    ------------   -----------
     Net increase. . . . . . . . . . . . . . .                   8,538          4,241            442            249
                                                           ------------    -----------    ------------   -----------
     Net increase (decrease) in net
       assets resulting from capital
       share transactions. . . . . . . . . . . .            $   18,847     $  (23,585)         1,008         (1,387)
                                                           ------------    -----------    ------------   -----------
                                                           ------------    -----------    ------------   -----------

     4. CAPITAL SHARE TRANSACTIONS (CONTINUED):                  (IN THOUSANDS)


                                                                           THE PASADENA BALANCED RETURN FUND
                                                           --------------------------------------------------------
                                                                    Net Assets                        Shares
                                                           -------------------------------   ----------------------
                                                                          For the Year Ended December 31,
                                                           --------------------------------------------------------
                                                                1995           1994           1995          1994
                                                           -----------    -----------     -----------   -----------
     CLASS A
     Shares sold . . . . . . . . . . . . . . .             $     2,304      $   2,814             97            132
     Shares issued in reinvestment
       of distributions. . . . . . . . . . . .                   1,331          1,047             53             50
     Shares repurchased. . . . . . . . . . . .                 (15,800)       (30,777)          (683)        (1,450)
                                                           ------------    -----------    ------------   -----------
     Net decrease                                              (12,165)       (26,916)          (533)        (1,268)
                                                           ------------    -----------    ------------   -----------

     CLASS B
     Shares sold . . . . . . . . . . . . . . .                   1,527          1,346             65             64
     Shares issued in reinvestment
       of distributions. . . . . . . . . . . .                      52             20              2              1
     Shares repurchased. . . . . . . . . . . .                    (430)          (102)           (19)            (5)
                                                           ------------    -----------    ------------   -----------
     Net increase. . . . . . . . . . . . . . .                   1,149          1,264             48             60
                                                           ------------    -----------    ------------   -----------

     CLASS C
     Shares sold . . . . . . . . . . . . . . .                   2,728          1,757            115             84
     Shares issued in reinvestment
       of distributions. . . . . . . . . . . .                      55             21              2              1
     Shares repurchased. . . . . . . . . . . .                  (1,860)         (301)            (77)           (14)
                                                           ------------    -----------    ------------   -----------
     Net increase. . . . . . . . . . . . . . .                     923          1,477             40             71
                                                           ------------    -----------    ------------   -----------

     Net decrease
       resulting from capital share
       transactions. . . . . . . . . . . . . . .             $ (10,093)    $  (24,175)          (445)        (1,137)
                                                           ------------    -----------    ------------   -----------
                                                           ------------    -----------    ------------   -----------

     5. DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders were as follows:

                                                           THE PASADENA                    THE PASADENA
                                                            GROWTH FUND                 BALANCED RETURN FUNDS
                                                     -------------------------------   ----------------------
                                                                  For the Year Ended December 31,
                                                     --------------------------------------------------------
                                                       1995           1994             1995          1994
                                                     -----------  -----------     -----------    -----------
     Net investment income:
          Class A                                     $     -        $     -      $      582     $    1,181
          Class B                                           -              -              16             20
          Class C                                           -              -              14             23

     Net realized gains on investments:
          Class A                                       6,381              -             878               -
          Class B                                         536              -              46               -
          Class C                                         315              -              47               -
                                                     ---------       ---------      --------        --------
     Total                                           $  7,232        $     -        $  1,583        $  1,224
                                                     ---------       ---------      --------        --------
                                                     ---------       ---------      --------        --------


The Pasadena Nifty Fifty Fund had no distributable net investment income or net realized capital gains in l995 and l994.

REPORT OF INDEPENDENT ACCOUNTANTS

     To the Shareholders and Board of Trustees of Pasadena Investment Trust:

     We have audited the accompanying statements of assets and liabilities of The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund and The Pasadena Balanced Return Fund, collectively referred to as the "Funds," which Funds are series of the Pasadena Investment Trust, including the schedules of investment in securities as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund and The Pasadena Balanced Return Fund as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the five years then ended in conformity with generally accepted accounting principles.


                                                       COOPERS & LYBRAND L.L.P.



     Los Angeles, California
     February 16, 1996

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                                       34

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                                       35

                                                         [LOGO]    THE PASADENA GROUP
                                                                   OF MUTUAL FUNDS-REGISTERED TRADEMARK-
                                                                    TAKE TIME TO GROW-SM-


OFFICERS AND TRUSTEES
----------------------------------
     ROGER ENGEMANN
     CHAIRMAN OF THE BOARD,
     PRESIDENT AND TRUSTEE

     BARRY E. MCKINLEY                                           ANNUAL REPORT
     TRUSTEE                                                          FOR THE YEAR ENDED
                                                                      DECEMBER 31, 1995
     ROBERT L. PETERSON
     TRUSTEE

     MICHAEL STOLPER
     TRUSTEE

     RICHARD C. TAYLOR                                              THE PASADENA
     TRUSTEE                                                          GROWTH
                                                                       FUND-REGISTERED TRADEMARK-
     JOHN S. TILSON                                                    -----
     CHIEF FINANCIAL OFFICER,
     SECRETARY AND TRUSTEE                                          THE PASADENA
                                                                    NIFTY FIFTY
     RICHARD A. WATSON                                                FUND-REGISTERED TRADEMARK-
     CONTROLLER - FUND ACCOUNTING                                     ----

     ANGELA WONG
     TRUSTEE

                                                                   THE PASADENA
                                                                  BALANCED RETURN
                                                                      FUND-REGISTERED TRADEMARK-
                                                                      ----

This report is for the information
of shareholders of The Pasadena Growth
Fund.  The Pasadena Nifty Fifty Fund
and The Pasadena Balanced Return Fund, but it may also be used as sales literature when preceded or accompanied by the Funds' current prospectus which gives details about charges, investment objectives and operating policies of the Funds.


                                                                  MANAGED BY
                                                        Roger Engemann Management Co., Inc.
                                                      600 North Rosemead Boulevard
                                                     Pasadena, California   91107-2133
                                                                (800) 648-8050

                                                   Distributed by Pasadena Fund Services, Inc.

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